UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: January 31, 2018

Date of reporting period: January 31, 2018

Item 1.	Reports to Stockholders.

January 31, 2018

ANNUAL REPORT

SEI Daily Income Trust

>   Government Fund

>   Government II Fund

>   Treasury Fund

>   Treasury II Fund

>   Ultra Short Duration Bond Fund

>   Short-Duration Government Fund

>   GNMA Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2018

To Our Shareholders

Financial markets completed 2017 without any enduring missteps in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance was positive across markets but ran the gamut in terms of strength—with emerging-market debt at the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment.

Looking back, the projections we shared for the Funds’ most recently completed fiscal year, from the start of February 2017 through the end of January 2018, mostly came to pass. The pace of interest-rate increases by the Federal Reserve (“Fed”) mostly followed the market’s expectations.

Strength in the euro relative to the U.S. dollar through the year prevented a quick end to the European Central Bank’s (“ECB”) commitment to stimulus; the Japanese yen remained mostly range-bound while the Bank of Japan (“BOJ”) held monetary policy stable through the fiscal year. China continued to guide its currency lower, hitting a low near the end of the fiscal period.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued flattening of the yield curve drove market movements throughout the latter part of the fiscal year.

The global oil supply-demand imbalance persisted throughout the first half of the period, before a strong rebound in oil during the second half of the fiscal year, supported by rising demand, geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror. Severe unrest continued in some regions of the Middle East, driven by the conflicting and overlapping regional interests of extremist groups, nationalist fighters and state actors.

The lasting effect of the Syrian migrant crisis on the European Union (“EU”) remains unknown. Immigration served as one of the critical points of contention leading up to Great Britain’s Brexit vote to leave the European Union before the reporting year. Prime Minister May triggered Article 50 during the fiscal period and began the formal withdrawal process.

In the U.S., President Trump’s early actions following his inauguration just before the start of the fiscal year demonstrated a commitment to follow through on tighter U.S. immigration policy. President Trump stated that aggression from North Korea would be met with “fire and fury” while controversy over Trump’s response to violent clashes between protesters in Charlottesville, Virginia briefly drove market sentiment after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare initially sparked volatility, as investors assumed that tax and budget resolutions would have to wait until healthcare legislation was resolved. However, longer-term market reactions to geopolitical events were surprisingly muted.

A raft of political surprises unfolded during the fiscal period. Centrism prevailed in elections for Europe’s most economically significant states, although not across the continent. Brexit negotiations were less critical to investors globally than was Europe’s sustained economic expansion; while the euro’s appreciation versus sterling may offer a clue about the market’s perception of post-divorce relative advantages, both currencies gained against the U.S. dollar. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment.

In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged from a taped conversation featuring President Michel Temer approving a sizeable hush-money bribe.

SEI Daily Income Trust / Annual Report / January 31, 2018	1

LETTER TO SHAREHOLDERS (Continued)

January 31, 2018

Economic Performance

U.S. economic growth slumped early in 2017 and then rebounded solidly in the second quarter as consumer and spending boosted the economy. Fourth-quarter GDP grew at a 2.6% annual rate, following a 3.3% rise in the third quarter that was the fastest in three years, supported by a rebound in government investment and business spending on equipment. The labor market remained historically healthy throughout the year: the unemployment rate fell, finishing the period at 4.1%, while the labor-force participation rate ended at 62.9%, marginally down from a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in March 2017, and again in both June and December, with three additional rate increases projected in 2018. The Fed also began to unwind its balance sheet starting in October, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

Market Developments

For the fiscal year ending January 31, 2018, the period started with enthusiasm for President Trump’s pro-business policies. The “reflation trade” saw markets move in reaction to coordinated global expansion and normalizing monetary policy. However, the first few months saw setbacks for the Trump administration after Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian election meddling plagued the new administration. There was a realization that the growth expected from promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. Over the last four months of the year, the “reflation” trade rebounded strongly amid steady global economic growth and the prospects of U.S. tax reform.

The U.S. equity market began the fiscal year with investors focused on the newly elected Trump administration. Growth stocks in general and the technology sector, in particular, outperformed during the full fiscal period, while high-dividend-yield segments of the market, such as utilities, lagged as they were seen as less attractive in a rising interest-rate environment. Stocks rallied toward the end of the fiscal period amid signs of global economic synchronization, stable earnings and continued central-bank stimulus. The current bull market is now the second-longest on record.

The risk-on sentiment that pushed equities higher was also visible in fixed-income markets, with credit outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period at 2.72%, while 2-year yields climbed almost 100 basis points during the year to 2.14%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates three times in 2017 and pushed short-term yields higher. Longer-term bond yields remained flat as expectations for future inflation and economic growth remained subdued.

Front-end Treasury yields moved higher as the Fed increased the fed funds target rate to 1.25%-1.50%, marking the fifth rate hike in this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest three more rate hikes in 2018, subject to inflation moving toward the Federal Open Market Committee’s 2% target. Jerome Powell was nominated to succeed Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, former Fed economist, was nominated to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system, and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, were positive. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 3.6% during the period, driven by the metals sector, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) edged 0.4% higher.

The price of oil ended the year up over 24%, after entering bear-market territory in June and then rallying 35% over the last six months of the fiscal period.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 7.46% in U.S. dollar terms during the reporting period, while the high-yield market was also positive, with the ICE BofAML US High Yield Constrained Index up 6.74%.

2	SEI Daily Income Trust / Annual Report / January 31, 2018

U.S. investment-grade corporate debt was higher, as the Bloomberg Barclays Investment Grade US Corporate Index returned 5.08%. U.S. asset- and mortgage-backed securities were both marginally positive during the fiscal year, despite headwinds from rising interest rates and expectations for further rate increases.

Our View

We can sum up the fiscal year gone by with the exclamation that, at long last, the global financial crisis appears to be in the rear-view mirror. In its place is synchronized expansion across most developed and emerging economies. Admittedly, developed economies continued to run at a somewhat sluggish pace of 2% to 2.5% gross domestic product (GDP) growth. This is, at best, a middling sort of performance in the context of the past five decades. Emerging-market economies, meanwhile, continued to expand at a clip well below that of the past 20 years.

Looking out over the next year or so, we think global growth can still be vibrant enough to allow risk assets to perform well.

U.S. tax legislation is hardly perfect: we believe it will not be as stimulative as advertised since tax cuts are skewed toward upper-income taxpayers who tend to have a higher saving rate than the median household. However, the permanent corporate tax changes, repatriation holiday, and the full expensing of capital equipment purchases over the next five years are positive developments for economic growth and investment.

We do not anticipate a more aggressive swing in Fed policy toward monetary tightness in the coming year. It is possible that the U.S. will see inflation pressures finally begin to build, but U.S. companies have proven able to maintain profit margins without resorting to price increases.

In our opinion, Europe has growth potential. According to the World Economic Forum’s annual report on global competitiveness, the high-income countries of Western Europe have made significant strides in improving labor-market efficiency over the last five years. We also would note that political concerns in the eurozone are far more muted compared with a year ago, although we have not yet seen the end of the massive anti-establishment undercurrent.

Given our view that the region is a long way from employment levels that will stir inflation pressures, we expect monetary policy to be supportive of growth throughout the coming year even as the ECB proceeds with its taper of quantitative easing. Since these asset purchases will continue at least until the end of September, it appears that policy rates will stay put until 2019.

These have not been easy days for U.K. Prime Minister Theresa May. The divorce stage of Brexit talks has finally concluded, with the U.K. mostly acceding to the EU’s demands. However, Parliament has begun to flex its muscles—and disapproval there would force the parties back to the negotiating table. Keep in mind that any changes to the withdrawal agreement demanded by Parliament would also entail unanimous approval of the 27 EU members on the other side of the negotiating table.

The pace of U.K. economic growth has been decelerating since 2014, although there is no indication that a recession is around the corner. The BOE’s Monetary Policy Committee forecasted only two rate increases between now and the end of 2019. While time will tell whether the central bank’s view regarding future policy moves is accurate, policymakers in the U.K. face tremendous challenges over the next few years. We think investors should tread lightly until there are more definite signs that inflation pressures have peaked and Brexit negotiations yield a favorable economic outcome for the country.

Japan is benefiting from the global economic recovery. Exports to China are growing particularly quickly and are now about equal to the share going to the U.S. Exports to the U.S. and Europe also have accelerated but not to the same extent.

Although there have been rumblings that the BOJ would like to take a step away from the extraordinary monetary policies that have been in place since the financial crisis, the central bank may find it difficult to do so. Domestic demand remains too weak, and the population has begun contracting, a trend that will likely accelerate.

Although China continued to reduce its dependence on heavy industry and increased the value added to GDP from service-producing sectors, there was some backsliding last year. While these macro statistics need to be taken

SEI Daily Income Trust / Annual Report / January 31, 2018	3

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2018

with a grain of salt, it appears that China’s growth has accelerated significantly from two years ago and advanced at its fastest clip since the 2012 to 2013 period. If China can maintain positive momentum, commodity prices should continue to rally as well.

Many possible events and developments could have a significant adverse impact, but we believe most have a low probability of actually happening. We will, therefore, maintain our risk-on bias until we see more evidence that such a stance merits revision.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

4	SEI Daily Income Trust / Annual Report / January 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2018

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2018, the sub-advisors were Wellington Management Company, LLP (“Wellington”) and Logan Circle Partners, L.P. (“Logan Circle”). There were no manager changes during the period.

III. Return

For the full year ended January 31, 2018, the Ultra Short Duration Bond Fund, Class F, returned 1.58%. The Fund’s benchmark—Bloomberg Barclays Short U.S. Treasury 9-12 Month Index—returned 0.64%.

IV. Performance Discussion

Shorter-term interest rates increased during the period, as noted in the shareholder letter, and benefited the Fund’s slightly short-duration posture. Additionally, the Fund’s barbell yield-curve position an overweight to longer-duration securities (1-5 years), which tends to act as a hedge to the Fund’s credit exposure was additive as rates rose, and the curve flattened, with 2-5 year U.S. Treasury yields rising less than the shorter end of the curve.

The Fund’s return was driven by strong performance across a number of investment-grade credit sectors particularly financials and industrials as well as allocations to several asset-backed securities (“ABS”) sectors and non-agency mortgage-backed securities (“MBS”).

The Fund’s overweight to financials contributed to out performance as banks continued to perform well on a relative basis and spreads tightened due to attractive fundamentals and potential tax reform benefits. The Fund’s overweight to industrials contributed to out performance as industrials are a spread sector utilized to outperform the short Treasury benchmark.

A significant allocation to specific ABS sectors contributed to out performance. Consumer-related ABS sub-sectors, such as auto securitizations and credit cards, performed well as the U.S. consumer remained resilient and wage gains supported sector fundamentals.

Both sub-advisors, Logan Circle and Wellington, contributed to Fund outperformance. Both benefited from similar exposures that contributed to outperformance, including financials, industrials, consumer-related ABS and non-agency MBS. Short-duration positioning and yield-curve posture were also additive for both sub-advisors. An allocation to cash detracted from relative performance.

The Fund used Treasury futures to efficiently manage duration and yield-curve exposures. Additionally, the Fund used to-be-announced (“TBA”) forward contracts (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA) to manage market exposures. None of these had a meaningful impact on the Fund’s performance.

SEI Daily Income Trust / Annual Report / January 31, 2018	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2018

Ultra Short Duration Bond Fund (Concluded)

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F†	1.58%	1.12%	0.92%	1.17%	3.07%
Class Y†	1.67%	N/A	N/A	N/A	1.40%*
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	0.64%	0.56%	0.43%	0.77%	3.03%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index.

1	For the periods ended January 31, 2018. Past performance is no indication of future performance. Class F Shares (formerly Class A Shares) were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The graph is based on only Class F Shares (formerly Class A Shares); performance for Class Y Shares would be different due to differences in fee structures.
*	Cumulative inception to date as of August 31, 2015.

N/A — Not Available.

6	SEI Daily Income Trust / Annual Report / January 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2018

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2018, the sub-advisor was Wellington Management Company, LLP (“Wellington”). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2018, the Short-Duration Government Fund, Class F, returned 0.13%. The Fund’s benchmark—ICE BofAML 1-3 Year U.S. Treasury Index—returned 0.01%.

IV. Performance Discussion

Despite the low-interest-rate environment, the Fund was able to generate positive absolute returns due to its allocation to mortgage-backed securities (“MBS”) versus the Fund’s all-Treasury benchmark.

The Fund’s allocation to MBS added to relative performance. MBS generated strong excess returns and outperformed Treasurys over the fiscal year. The Fund’s yield-curve-flattening posture, via an overweight to the 7-10 year part of the curve and underweight to the 1-3 year part of the curve, was also additive given that short-term U.S. Treasury yields rose more than longer-term rates as the shareholder letter addressed.

Derivatives were used by the Fund on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures detracted from the Fund’s performance.

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F†	0.13%	0.30%	0.41%	1.70%	4.36%
Class Y†	0.27%	0.41%	N/A	N/A	0.57%
ICE BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index	0.01%	0.35%	0.50%	1.24%	4.47%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the ICE BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index.

[1]	For the periods ended January 31, 2018. Past performance is no indication of future performance. Class F Shares (formerly Class A Shares) were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class F Shares (formerly Class A Shares); performance for Class Y Shares would be different due to differences in fee structures.

N/A — Not Available

SEI Daily Income Trust / Annual Report / January 31, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2018

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2018, the sub-advisor was Wellington Management Company, LLP (“Wellington”). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2018, the GNMA Fund, Class F, returned 0.58%. The Fund’s benchmark—Bloomberg Barclays GNMA Index—returned 0.86%.

IV. Performance Discussion

Despite the low interest-rate environment over the period and the beginning of the Fed’s tightening cycle, the Fund was able to generate positive absolute returns.

The Fund’s overweight to higher coupons and underweight to 30-year mortgage-backed securities (“MBS”) detracted from relative performance. Higher-coupon MBS underperformed those with lower coupons, as the Fed’s unwinding of rates kept prepayment speeds lower on lower-coupon mortgages and made higher-coupon securities more subject to prepayment risk.

An underweight to GNMA securities, in favor of residential and multi-family conventional MBS, contributed to relative performance, as GNMA securities underperformed those sectors. GNMA underperformed conventionals due to unwinding in GNMA valuations after significant spread tightening in 2016.

The Fund’s long-duration posture, detracted as all rates except 30-year Treasurys rose across the curve in conjunction with the Federal Reserve’s rate hikes over the fiscal year, as noted in the shareholder letter.

The Fund used derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures detracted from the Fund’s performance. The Fund made selective use of mortgage derivatives, such as interest-only strip securities, principal-only strip securities and inverse floaters. The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at similar or lower risk compared to non-derivative securities.

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date
Class F†	0.58%	0.75%	1.56%	3.83%	5.83%
Class Y†	0.82%	N/A	N/A	N/A	1.04%*
Bloomberg Barclays GNMA Index	0.86%	1.08%	1.60%	3.55%	6.15%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg Barclays GNMA Index.

1	For the periods ended January 31, 2018. Past performance is no indication of future performance. Class F Shares (formerly Class A Shares) were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class F Shares (formerly Class A Shares); performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of October 30, 2015.

N/A — Not Available

8	SEI Daily Income Trust / Annual Report / January 31, 2018

Definition of Comparative Indices*

Bloomberg Barclays GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Barclays Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

ICE BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

*	An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust / Annual Report / January 31, 2018	9

SCHEDULE OF INVESTMENTS

January 31, 2018

Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS – 45.7%
FFCB
1.530%, VAR ICE LIBOR USD 1 Month+-0.030%, 08/13/2018	$40,075	$40,075
1.660%, VAR ICE LIBOR USD 1 Month+0.105%, 09/06/2018	69,315	69,314
FFCB DN
1.060%, 02/15/2018 (A)	39,608	39,592
FHLB
1.281%, VAR ICE LIBOR USD 3 Month+-0.110%, 02/05/2018	47,500	47,500
1.287%, VAR ICE LIBOR USD 3 Month+-0.200%, 03/02/2018	20,000	20,000
0.875%, 03/19/2018	39,035	39,019
1.419%, VAR ICE LIBOR USD 1 Month+-0.140%, 04/13/2018	200,130	200,130
1.419%, VAR ICE LIBOR USD 1 Month+-0.140%, 04/17/2018	40,220	40,220
1.414%, VAR ICE LIBOR USD 1 Month+-0.145%, 04/17/2018	69,130	69,130
1.416%, VAR ICE LIBOR USD 1 Month+-0.140%, 05/18/2018	56,905	56,905
1.321%, VAR ICE LIBOR USD 3 Month+-0.160%, 05/30/2018	62,670	62,670
1.422%, VAR ICE LIBOR USD 1 Month+-0.135%, 06/05/2018	47,000	47,000
1.417%, VAR ICE LIBOR USD 1 Month+-0.140%, 07/05/2018	74,525	74,525
1.513%, VAR ICE LIBOR USD 1 Month+-0.040%, 07/09/2018	78,000	78,000
1.414%, VAR ICE LIBOR USD 1 Month+-0.145%, 08/15/2018	28,960	28,960
1.416%, VAR ICE LIBOR USD 1 Month+-0.145%, 08/22/2018	57,925	57,925
1.449%, VAR ICE LIBOR USD 1 Month+-0.115%, 10/03/2018	57,000	57,000
1.475%, VAR ICE LIBOR USD 1 Month+-0.100%, 11/01/2018	110,000	110,000
1.468%, VAR ICE LIBOR USD 1 Month+-0.100%, 11/02/2018	19,500	19,500
1.465%, VAR ICE LIBOR USD 1 Month+-0.090%, 11/08/2018	120,000	120,000
1.429%, VAR ICE LIBOR USD 1 Month+-0.130%, 11/15/2018	75,000	75,000
1.471%, VAR ICE LIBOR USD 1 Month+-0.090%, 01/25/2019	65,345	65,345

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.482%, VAR ICE LIBOR USD 1 Month+-0.080%, 02/04/2019	$135,000	$135,000
1.389%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/12/2019	23,955	23,947
1.465%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/20/2019	55,365	55,365
1.473%, VAR ICE LIBOR USD 3 Month+-0.140%, 12/19/2019	29,005	29,005
FHLB DN (A)
1.189%, 02/02/2018	111,000	110,996
1.219%, 02/07/2018	63,500	63,487
1.179%, 02/14/2018	172,555	172,482
1.322%, 02/21/2018	68,030	67,980
1.128%, 02/23/2018	85,100	85,042
1.126%, 02/28/2018	137,600	137,484
1.131%, 03/02/2018	67,520	67,459
1.308%, 03/07/2018	68,870	68,785
1.332%, 03/09/2018	123,935	123,770
1.343%, 03/13/2018	81,140	81,019
1.182%, 03/21/2018	67,325	67,219
1.253%, 03/23/2018	125,220	125,003
1.343%, 03/27/2018	59,485	59,366
1.182%, 03/28/2018	26,395	26,348
1.363%, 04/03/2018	90,325	90,117
1.415%, 04/06/2018	50,755	50,628
1.500%, 04/11/2018	17,380	17,332
1.466%, 05/01/2018	59,315	59,101
1.644%, 08/01/2018	46,515	46,134
FHLB DN DN, Ser 2005-
1.303%, 02/15/2018 (A)	57,495	57,466
FHLMC
0.875%, 03/07/2018	34,000	33,993
FHLMC DN
1.096%, 02/16/2018 (A)	17,245	17,237
FNMA
0.875%, 05/21/2018	46,870	46,820

Total U.S. Government Agency Obligations (Cost $3,336,395) ($ Thousands)		3,336,395

U.S. TREASURY OBLIGATIONS – 23.5%
U.S. Treasury Bills (A)
1.294%, 03/08/2018	125,000	124,843
1.187%, 03/22/2018	58,685	58,591
1.177%, 03/29/2018	328,290	327,692
1.197%, 04/05/2018	75,000	74,844
1.271%, 05/03/2018	57,130	56,948
1.446%, 05/31/2018	34,100	33,938
1.461%, 06/07/2018	114,320	113,740
1.461%, 06/14/2018	16,360	16,272
1.496%, 06/21/2018	5,340	5,309
1.542%, 06/28/2018	300,000	298,126

10	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Value ($Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.588%, 07/12/2018	$150,000	$148,943
1.611%, 07/19/2018	223,175	221,511
1.638%, 08/02/2018	150,000	148,768
U.S. Treasury Notes
0.750%, 02/28/2018	33,930	33,921
1.375%, 07/31/2018	33,750	33,740
0.875%, 10/15/2018	12,615	12,543
1.375%, 11/30/2018	10,285	10,254
Total U.S. Treasury Obligations (Cost $1,719,983) ($ Thousands)		1,719,983

REPURCHASE AGREEMENTS(B) – 32.4%
BNP Paribas
1.330%, dated 01/31/18, to be repurchased on 02/01/18, repurchase price $189,006,980 (collateralized by various U.S. Treasury obligations, ranging in par value $.01 - $79,146,100, 0.000% - 3.750%, 02/15/18 - 02/15/46; with total market value $192,780,000)	189,000	189,000
Citigroup Global
1.350%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $9,000,338 (collateralized by various FHLMC, FNMA, GNMA and U.S. Treasury obligations, ranging in par value$ 5,000 - $4,282,518, 0.000% - 5.000%, 08/15/24- 01/20/48; with total market value $9,221,374)	9,000	9,000
Citigroup Global
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $41,001,515 (collateralized by U.S. Treasury obligations, par value $41,467,100 2.500%, 08/15/23; with total market value $41,820,026)	41,000	41,000
Goldman Sachs
1.250%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $74,002,569 (collateralized by various U.S. Treasury obligations, ranging in par value $9,200 -$76,440,000, 0.000% - 0.5000%, 02/01/18- 01/15/28; with total market value $75,480,006)	74,000	74,000

Description	Face Amount (Thousands)	Value ($Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Goldman Sachs
1.310%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $325,011,826 (collateralized by FFCB, FNMA and U.S. Treasury obligation, ranging in par value $910,000 -$327,844,100, 2.000% - 7.125%, 08/31/21- 11/16/37; with total market value $331,500,031)	$325,000	$325,000
J P Morgan
1.370%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $375,014,271 (collateralized by various U.S. Treasury obligations, ranging in par value $3,745,000 - $391,090,200, 1.435% - 2.125%, 01/31/20 - 05/16/25; with total market value $382,503,855)	375,000	375,000
Merrill Lynch
1.360%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $150,005,667 (collateralized by various U.S. Government Agency obligations, ranging in par value $13,095,266 - $146,277,996, 3.000% - 4.000%, 01/01/42- 01/01/48; with total market value $154,500,089)	150,000	150,000
Mitsubishi UFJ
1.310%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $280,010,189 (collateralized by various U.S. Treasury obligations, ranging in par value $200 - $139,790,800, 0.000% - 5.375%, 09/30/18 - 05/15/46; with total market value $285,600,010)	280,000	280,000
Mizuho Securities
1.370%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $150,005,708 (collateralized by FHLMC and GNMA obligations, ranging in par value $185,980 - $74,577,864, 4.500% - 5.000%, 01/20/47- 01/20/48; with total market value $153,322,978)	150,000	150,000
Natixis S.A.
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $65,002,401 (collateralized by various U.S. Government Agency and U.S. Treasury obligations, ranging in par value $100 - 31,253,364, 0.000% - 6.625%, 06/21/18 - 10/01/47; with total market value $66,659,232)	65,000	65,000

SEI Daily Income Trust / Annual Report / January 31, 2018	11

SCHEDULE OF INVESTMENTS

January 31, 2018

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) (continued)
Natixis S.A.
1.320%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $25,000,917 (collateralized by various U.S. Treasury obligations, ranging in par value $100 -$19,393,600, 0.000% - 2.500%, 04/15/18- 02/15/45; with total market value $25,500,080)	$25,000	$25,000
TD Securities
1.350%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $250,009,375 (collateralized by FNMA and GNMA obligations, ranging in par value $50,147,533 -$183,686,399, 3.500% - 4.000%, 02/20/42- 08/01/46; with total market value $257,040,873)	250,000	250,000
TD Securities
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $250,009,236 (collateralized by various U.S. Treasury obligations, ranging in par value $79,738,400 -$156,095,900, 2.500% - 4.375%, 05/15/24- 05/15/40; with total market value $255,000,025)	250,000	250,000
Bank of Nova Scotia
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $13,000,480 (collateralized by various U.S. Treasury obligations, ranging in par value $35,000 - $6,517,600, 1.250% - 3.875%, 01/31/20 - 04/15/29; with total market value $13,260,501)	13,000	13,000
Wells Fargo
1.350%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $175,006,563 (collateralized by U.S. Treasury obligation, par value $181,013,400, 2.875%, 11/15/46; with total market value $178,500,089)	175,000	175,000

Total Repurchase Agreements (Cost $2,371,000) ($ Thousands)		2,371,000

Total Investments — 101.6% (Cost $7,427,378) ($ Thousands)		$7,427,378

Percentages are based on Net Assets of $7,309,291 ($ Thousands).
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the effective yield at the time of purchase.
(B)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

Ser — Series

As of January 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	SEI Daily Income Trust / Annual Report / January 31, 2018

SCHEDULE OF INVESTMENTS

January 31, 2018

Government II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 52.0%
FFCB
1.470%, VAR ICE LIBOR USD 1 Month+-0.085%, 05/07/2019	$29,000	$28,998
1.400%, VAR ICE LIBOR USD 1 Month+0.160%, 03/26/2018	6,740	6,742
1.598%, VAR ICE LIBOR USD 1 Month+0.045%, 04/09/2018	20,185	20,187
1.257%, VAR ICE LIBOR USD 1 Month+0.020%, 05/17/2018	5,260	5,261
1.529%, VAR ICE LIBOR USD 1 Month+-0.030%, 08/13/2018	9,925	9,925
FFCB DN DN
1.294%, 07/13/2018 (A)	12,375	12,304
1.261%, 06/06/2018 (A)	4,865	4,844
1.250%, 05/25/2018 (A)	19,070	18,996
1.167%, 03/23/2018 (A)	7,630	7,617
FHLB
1.482%, VAR ICE LIBOR USD 1 Month+-0.080%, 02/04/2019	15,000	15,000
1.473%, VAR ICE LIBOR USD 3 Month+-0.140%, 12/19/2019	8,040	8,040
1.471%, VAR ICE LIBOR USD 1 Month+-0.090%, 01/25/2019	15,470	15,470
1.466%, VAR ICE LIBOR USD 1 Month+-0.095%, 12/21/2018	17,000	17,000
1.465%, VAR ICE LIBOR USD 1 Month+-0.090%, 11/08/2018 to 06/20/2019	43,675	43,675
1.449%, VAR ICE LIBOR USD 1 Month+-0.115%, 10/03/2018	15,500	15,500
1.431%, VAR ICE LIBOR USD 1 Month+-0.130%, 01/28/2019	10,580	10,580
1.429%, VAR ICE LIBOR USD 1 Month+-0.130%, 11/15/2018	15,000	15,000
1.422%, VAR ICE LIBOR USD 1 Month+-0.135%, 06/05/2018	13,000	13,000
1.419%, VAR ICE LIBOR USD 1 Month+-0.140%, 04/17/2018	30,280	30,280
1.416%, VAR ICE LIBOR USD 1 Month+-0.140%, 05/18/2018 to 08/22/2018	44,445	44,445
1.414%, VAR ICE LIBOR USD 1 Month+-0.145%, 04/17/2018 to 08/15/2018	35,670	35,670
1.411%, VAR ICE LIBOR USD 1 Month+-0.150%, 07/27/2018	15,445	15,445
1.408%, VAR ICE LIBOR USD 1 Month+-0.160%, 07/27/2018	20,000	20,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.403%, VAR ICE LIBOR USD 1 Month+-0.155%, 05/25/2018	$15,000	$15,000
1.389%, VAR ICE LIBOR USD 3 Month+-0.160%, 06/12/2019	6,510	6,507
1.202%, VAR ICE LIBOR USD 3 Month+-0.110%, 02/05/2018	5,000	5,000
1.513%, VAR ICE LIBOR USD 1 Month+-0.040%, 07/09/2018	19,000	19,000
1.321%, VAR ICE LIBOR USD 3 Month+-0.160%, 05/30/2018	14,080	14,080
1.118%, VAR ICE LIBOR USD 3 Month+-0.200%, 03/02/2018	4,000	4,000
FHLB DN
1.466%, 05/01/2018 (A)	17,635	17,571
1.363%, 04/03/2018 (A)	26,185	26,125
1.343%, 03/13/2018 to 03/27/2018 (A)	43,185	43,112
1.332%, 03/09/2018 (A)	37,805	37,755
1.322%, 02/21/2018 (A)	19,520	19,506
1.308%, 03/07/2018 (A)	18,185	18,163
1.253%, 03/23/2018 (A)	16,535	16,504
1.219%, 02/07/2018 (A)	15,500	15,497
1.182%, 03/21/2018 (A)	25,000	24,961
1.179%, 02/14/2018 (A)	44,570	44,551
1.131%, 03/02/2018 (A)	17,035	17,019
1.128%, 02/23/2018 (A)	123,620	123,523
1.126%, 02/28/2018 (A)	96,245	96,153
1.430%, 04/11/2018 (A)	5,165	5,151
1.265%, 02/02/2018 (A)	95,500	95,497
0.060%, 08/01/2018 (A)	38,200	37,887
FHLB DN DN, Ser 2005-
1.303%, 02/15/2018 (A)	15,935	15,927

Total U.S. Government Agency Obligations (Cost $1,132,468) ($ Thousands)		1,132,468

U.S. TREASURY OBLIGATIONS — 50.1%
U.S. Treasury Bills
1.252%, 02/01/2018 (A)	1,000	1,000
1.271%, 02/08/2018 (A)	184,000	183,955
1.266%, 02/15/2018 (A)	415,000	414,796
1.294%, 03/08/2018 (A)	75,000	74,906
1.177%, 03/29/2018 (A)	62,775	62,660
1.197%, 04/05/2018 (A)	24,000	23,950
1.270%, 05/03/2018 (A)	13,330	13,287
1.446%, 05/31/2018 (A)	13,595	13,531
1.461%, 06/07/2018 (A)	32,860	32,693
1.496%, 06/21/2018 (A)	1,460	1,452
1.542%, 06/28/2018 (A)	111,810	111,112
1.588%, 07/12/2018 (A)	45,000	44,683
1.611%, 07/19/2018 (A)	67,800	67,294

SEI Daily Income Trust / Annual Report / January 31, 2018	13

SCHEDULE OF INVESTMENTS

January 31, 2018

Government II Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.638%, 08/02/2018 (A)	$45,000	$ 44,630

Total U.S. Treasury Obligations (Cost $1,089,949) ($ Thousands)		1,089,949

Total Investments in Securities— 102.1% (Cost $2,222,417) ($ Thousands)		$ 2,222,417

Percentages are based on Net Assets of $2,177,761 ($ Thousands).

(A)	Zero Coupon Rate — The rate reported on the Schedule of Investments is the effective yield at the time of purchase.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

Ser — Series

As of January 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	SEI Daily Income Trust / Annual Report / January 31, 2018

SCHEDULE OF INVESTMENTS

January 31, 2018

Treasury Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS – 68.4%
U.S. Treasury Bills (A)
1.252%, 02/01/2018	$10,000	$10,000
1.294%, 03/08/2018	1,000	999
1.182%, 03/22/2018	4,945	4,937
1.249%, 03/29/2018	14,800	14,771
1.197%, 04/05/2018	2,000	1,996
1.227%, 04/12/2018	2,000	1,995
1.436%, 04/26/2018	1,000	997
1.270%, 05/03/2018	620	618
1.311%, 05/10/2018	2,195	2,187
1.359%, 05/17/2018	115	115
1.446%, 05/31/2018	1,180	1,174
1.461%, 06/07/2018	1,750	1,741
1.542%, 06/28/2018	2,635	2,618
1.588%, 07/12/2018	3,000	2,979
1.222%, 07/19/2018	6,760	6,715
1.639%, 08/02/2018	3,000	2,975
U.S. Treasury Notes
3.500%, 02/15/2018	750	751
1.000%, 02/15/2018	705	705
0.750%, 02/28/2018	470	470
2.875%, 03/31/2018	1,500	1,504
1.625%, VAR US Treasury 3 Month Bill Money Market Yield+0.190%, 04/30/2018	8,500	8,500
1.375%, 07/31/2018	465	465
0.875%, 10/15/2018	160	159
1.605%, VAR US Treasury 3 Month Bill Money Market Yield+0.170%, 10/31/2018	2,830	2,830
1.375%, 11/30/2018	120	120
1.505%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/2019	1,735	1,735
1.483%, VAR US Treasury 3 Month Bill Money Market Yield+0.048%, 10/31/2019	2,000	2,000
1.435%, VAR US Treasury 3 Month Bill Money Market Yield+0.000%, 01/31/2020	2,000	2,000
Total U.S. Treasury Obligations (Cost $78,056) ($ Thousands)		78,056

Description	Face Amount (Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS(B) – 28.9%
BNP Paribas
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $5,000,185 (collateralized by various U.S. Treasury obligations, ranging in par value $200 - $3,043,000, 0.000% - 1.575%, 02/01/18- 01/31/19; with total market value $5,100,059)	$5,000	$5,000
Citigroup Global
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $5,000,185 (collateralized by U.S. Treasury obligation, par value $5,157,800, 1.250%, 10/31/19; with total market value $5,100,042)	5,000	5,000
Goldman Sachs
1.250%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $1,000,035 (collateralized by U.S. Treasury obligation, par value $1,397,700, 0.000%, 08/15/29; with total market value $1,020,041)	1,000	1,000
Mitsubishi UFJ
1.310%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $4,000,146 (collateralized by various U.S. Treasury obligations, ranging in par value $800 - $6,188,000, 0.000% - 2.500%, 01/31/21 -10/15/44; with total market value$4,080,050)	4,000	4,000
Natixis S.A.
1.320%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $3,000,110 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $3,063,000, 0.000% - 2.500%, 03/22/18 - 05/15/24; with total market value $3,060,063)	3,000	3,000
TD Securities
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $4,000,148 (collateralized by U.S. Treasury obligation, par value $4,105,700, 2.375%, 01/31/23; with total market value $4,080,039)	4,000	4,000
Bank of Nova Scotia
1.320%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $2,000,073 (collateralized by various U.S. Treasury obligations, ranging in par value $200 - $2,055,200, 1.250% - 2.125%, 08/31/19- 07/31/24; with total market value $2,040,089)	2,000	2,000

SEI Daily Income Trust / Annual Report / January 31, 2018	15

SCHEDULE OF INVESTMENTS

January 31, 2018

Treasury Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS(B) (continued)
Wells Fargo
1.350%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $4,000,150 (collateralized by various U.S. Treasury obligations, ranging in par value $295,400 - $3,264,000, 1.000% - 2.875%, 09/30/19 - 11/15/46; with total market value $4,080,077)	$4,000	$ 4,000
Merrill Lynch
1.350%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $5,000,188 (collateralized by U.S. Treasury obligation, par value $5,150,800, 2.500%, 01/31/25; with total market value $5,100,097)	5,000	5,000

Total Repurchase Agreements (Cost $33,000) ($ Thousands)		33,000

Total Investments – 97.3% (Cost $111,056) ($ Thousands)		$ 111,056

Percentages are based on Net Assets of $114,120 ($ Thousands).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the effective yield at the time of purchase.

(B)	Tri-Party Repurchase Agreement.

As of January 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2–Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	SEI Daily Income Trust / Annual Report / January 31, 2018

SCHEDULE OF INVESTMENTS

January 31, 2018

Treasury II Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS – 102.0%
U.S. Treasury Bills (A)
1.252%, 02/01/2018	$13,000	$13,000
1.271%, 02/08/2018	50,000	49,988
1.121%, 02/15/2018	157,000	156,922
1.240%, 02/22/2018	10,000	9,993
1.294%, 03/08/2018	20,000	19,975
1.147%, 03/15/2018	10,000	9,987
1.182%, 03/22/2018	18,845	18,812
1.177%, 03/29/2018	58,125	58,013
1.196%, 04/05/2018	11,000	10,977
1.227%, 04/12/2018	10,000	9,976
1.436%, 04/26/2018	7,000	6,977
1.266%, 05/03/2018	10,920	10,885
1.311%, 05/10/2018	11,180	11,140
1.359%, 05/17/2018	695	692
1.446%, 05/31/2018	2,770	2,757
1.461%, 06/07/2018	6,250	6,218
1.461%, 06/14/2018	4,360	4,337
1.496%, 06/21/2018	430	428
1.542%, 06/28/2018	30,835	30,642
1.588%, 07/12/2018	15,000	14,894
1.205%, 07/19/2018	20,820	20,669
1.638%, 08/02/2018	12,000	11,901
U.S. Treasury Notes
1.000%, 02/15/2018	3,325	3,325
0.750%, 02/28/2018	2,320	2,319
2.875%, 03/31/2018	4,000	4,011
1.298%, VAR US Treasury 3 Month Bill Money Market Yield+0.190%, 04/30/2018	30,000	30,000
1.375%, 07/31/2018	5,280	5,279
0.875%, 10/15/2018	990	984
1.605%, VAR US Treasury 3 Month Bill Money Market Yield+0.170%, 10/31/2018	11,940	11,940
1.375%, 11/30/2018	820	818
1.575%, VAR US Treasury 3 Month Bill Money Market Yield+0.140%, 01/31/2019	2,000	2,002
1.505%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/2019	6,510	6,510
1.483%, VAR US Treasury 3 Month Bill Money Market Yield+0.048%, 10/31/2019	12,000	12,003

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.430%, VAR US Treasury 3 Month Bill Money Market Yield+0.000%, 01/31/2020	$6,250	$6,250

Total U.S. Treasury Obligations (Cost $564,624) ($ Thousands)		564,624

Total Investments – 102.0% (Cost $564,624) ($ Thousands)		$564,624

Percentages are based on Net Assets of $553,712 ($ Thousands).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the effective yield at the time of purchase.

As of January 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2018	17

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS – 47.8%

Consumer Discretionary – 0.6%
AutoZone
1.625%, 04/21/2019	$465	$460
Discovery Communications LLC
2.200%, 09/20/2019	150	149
2.036%, VAR ICE LIBOR USD 3 Month+0.710%, 09/20/2019	490	492
NBCUniversal Enterprise
2.044%, VAR ICE LIBOR USD 3 Month+0.685%, 04/15/2018	825	826
		1,927

Consumer Staples – 3.1%
Anheuser-Busch InBev Worldwide
2.001%, VAR ICE LIBOR USD 3 Month+0.690%, 08/01/2018	900	903
BAT Capital
2.003%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020 (A)	1,600	1,610
Constellation Brands
2.000%, 11/07/2019	525	520
CVS Health
1.900%, 07/20/2018	350	350
Kraft Heinz Foods
2.230%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	400	404
Kroger MTN
1.500%, 09/30/2019	800	787
Molson Coors Brewing
1.450%, 07/15/2019	775	762
Mondelez International
1.831%, VAR ICE LIBOR USD 3 Month+0.520%, 02/01/2019	450	451
Mondelez International Holdings Netherlands
2.370%, VAR ICE LIBOR USD 3 Month+0.610%, 10/28/2019 (A)	1,570	1,577

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Philip Morris International
1.861%, VAR ICE LIBOR USD 3 Month+0.420%, 02/21/2020	$1,655	$1,663
Reynolds American
2.300%, 06/12/2018	645	645
		9,672

Energy – 2.5%
Anadarko Petroleum
8.700%, 03/15/2019	350	373
6.950%, 06/15/2019	235	247
Andeavor Logistics
5.500%, 10/15/2019	250	260
BP Capital Markets PLC
1.959%, VAR ICE LIBOR USD 3 Month+0.630%, 09/26/2018	450	451
1.819%, VAR ICE LIBOR USD 3 Month+0.510%, 05/10/2018	750	751
Energy Transfer Partners
2.500%, 06/15/2018	750	751
Enterprise Products Operating LLC
1.650%, 05/07/2018	1,020	1,019
Phillips 66
2.472%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	620	621
Schlumberger Finance Canada
2.200%, 11/20/2020 (A)	375	370
Shell International Finance BV
1.660%, VAR ICE LIBOR USD 3 Month+0.350%, 09/12/2019	1,170	1,176
1.375%, 05/10/2019	800	791
Statoil
1.772%, VAR ICE LIBOR USD 3 Month+0.460%, 11/08/2018	550	552
Total Capital International
1.839%, VAR ICE LIBOR USD 3 Month+0.570%, 08/10/2018	400	401
		7,763

Financials – 30.8%
ABN AMRO Bank
1.994%, VAR ICE LIBOR USD 3 Month+0.640%, 01/18/2019 (A)	1,145	1,150
AIG Global Funding
1.815%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	775	776
AIG Global Funding MTN
1.950%, 10/18/2019 (A)	885	875
Alimentation Couche-Tard
2.074%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	1,070	1,071

18	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Express Credit
1.871%, VAR ICE LIBOR USD 3 Month+0.550%, 03/18/2019	$300	$301
American Express Credit MTN
1.875%, 11/05/2018	1,250	1,248
1.746%, VAR ICE LIBOR USD 3 Month+0.430%, 03/03/2020	900	904
1.641%, VAR ICE LIBOR USD 3 Month+0.330%, 05/03/2019	345	346
American Honda Finance MTN
2.140%, VAR ICE LIBOR USD 3 Month+0.825%, 02/22/2019	935	943
1.700%, 02/22/2019	650	647
Australia & New Zealand Banking Group
1.875%, VAR ICE LIBOR USD 3 Month+0.560%, 05/15/2018	375	376
Bank Nederlandse Gemeenten MTN
1.000%, 02/12/2018 (A)	1,600	1,600
Bank of America
2.399%, VAR ICE LIBOR USD 3 Month+1.040%, 01/15/2019	750	756
Bank of America MTN
5.650%, 05/01/2018	90	91
2.543%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	625	641
2.523%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	400	411
2.205%, VAR ICE LIBOR USD 3 Month+0.870%, 04/01/2019	1,075	1,084
Bank of Montreal
1.400%, 04/10/2018	750	749
Bank of Montreal MTN
2.029%, VAR ICE LIBOR USD 3 Month+0.440%, 06/15/2020	1,335	1,341
1.950%, VAR ICE LIBOR USD 3 Month+0.600%, 04/09/2018	825	826
Bank of Nova Scotia
2.189%, VAR ICE LIBOR USD 3 Month+0.830%, 01/15/2019	1,085	1,092
2.155%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	375	377
2.125%, 09/11/2019	765	761
Barclays Bank PLC
2.165%, VAR ICE LIBOR USD 3 Month+0.460%, 01/11/2021	905	907
BB&T MTN
1.971%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2019	350	352
1.816%, VAR ICE LIBOR USD 3 Month+0.570%, 06/15/2020	400	402
Berkshire Hathaway
1.150%, 08/15/2018	400	398

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BMW US Capital LLC
1.998%, VAR ICE LIBOR USD 3 Month+0.410%, 09/13/2019 (A)	$1,505	$1,514
BPCE MTN
2.535%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	250	255
Branch Banking & Trust
1.809%, VAR ICE LIBOR USD 3 Month+0.450%, 01/15/2020	855	859
1.450%, 05/10/2019	590	583
Canadian Imperial Bank of Commerce
2.100%, 10/05/2020	1,075	1,061
2.093%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	1,500	1,502
1.836%, VAR ICE LIBOR USD 3 Month+0.520%, 09/06/2019	980	984
Capital One
2.528%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	500	504
2.082%, VAR ICE LIBOR USD 3 Month+0.765%, 09/13/2019	500	503
Capital One Financial
2.173%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	670	673
Citibank
1.810%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	775	779
Citigroup
2.150%, 07/30/2018	455	455
2.119%, VAR ICE LIBOR USD 3 Month+0.770%, 04/08/2019	700	704
2.450%, VAR ICE LIBOR USD 3 Month+0.690%, 04/27/2018	1,250	1,251
1.700%, 04/27/2018	300	300
Citizens Bank
2.127%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	550	554
2.032%, VAR ICE LIBOR USD 3 Month+0.570%, 05/26/2020	700	703
1.856%, VAR ICE LIBOR USD 3 Month+0.540%, 03/02/2020	550	551
Commonwealth Bank of Australia
1.952%, VAR ICE LIBOR USD 3 Month+0.640%, 11/07/2019 (A)	750	756
Cooperatieve Rabobank
2.180%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	800	813
Credit Agricole MTN
2.287%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	950	965
Daimler Finance North America LLC
2.171%, VAR ICE LIBOR USD 3 Month+0.860%, 08/01/2018 (A)	400	401

SEI Daily Income Trust / Annual Report / January 31, 2018	19

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.436%, VAR ICE LIBOR USD 3 Month+0.740%, 07/05/2019 (A)	$1,345	$1,354
1.500%, 07/05/2019 (A)	750	740
Danske Bank
1.896%, VAR ICE LIBOR USD 3 Month+0.580%, 09/06/2019	600	603
Danske Bank MTN
1.997%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (A)	500	502
Deutsche Bank
1.989%, VAR ICE LIBOR USD 3 Month+0.680%, 02/13/2018	350	350
Deutsche Bank NY
2.329%, VAR ICE LIBOR USD 3 Month+0.970%, 07/13/2020	550	553
DNB Bank
1.705%, VAR ICE LIBOR USD 3 Month+0.370%, 10/02/2020 (A)	550	552
DNB Boligkreditt
1.450%, 03/21/2018 (A)	2,500	2,497
Fifth Third Bank
2.017%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	400	400
2.265%, VAR ICE LIBOR USD 3 Month+0.590%, 09/27/2019	1,625	1,634
Ford Motor Credit LLC
2.956%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	350	356
2.350%, VAR ICE LIBOR USD 3 Month+1.000%, 01/09/2020	750	758
2.488%, VAR ICE LIBOR USD 3 Month+0.900%, 06/15/2018	1,220	1,222
2.140%, VAR ICE LIBOR USD 3 Month+0.830%, 03/12/2019	500	502
1.897%, 08/12/2019	350	346
General Motors Financial
2.400%, 04/10/2018	1,025	1,026
2.289%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	450	455
Goldman Sachs Group
2.485%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	525	534
2.481%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	763
2.363%, VAR ICE LIBOR USD 3 Month+0.800%, 12/13/2019	1,200	1,211
HSBC Bank PLC
1.955%, VAR ICE LIBOR USD 3 Month+0.640%, 05/15/2018 (A)	800	801
Huntington National Bank
2.200%, 11/06/2018	1,510	1,510
1.827%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	650	653

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hyundai Capital America MTN
2.000%, 03/19/2018 (A)	$165	$165
2.000%, 07/01/2019 (A)	300	296
ING Bank
2.025%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	300	302
ING Groep
2.843%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	400	408
International Finance MTN
1.605%, VAR ICE LIBOR USD 1 Month+0.050%, 03/06/2018	775	775
Jackson National Life Global Funding
2.060%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	375	381
1.875%, 10/15/2018 (A)	400	399
JPMorgan Chase
2.498%, VAR ICE LIBOR USD 3 Month+0.840%, 03/22/2019	1,500	1,511
2.318%, VAR ICE LIBOR USD 3 Month+0.955%, 01/23/2020	500	507
2.008%, VAR ICE LIBOR USD 3 Month+0.630%, 01/28/2019	500	502
1.867%, VAR ICE LIBOR USD 3 Month+0.550%, 03/09/2021	550	553
KeyBank
2.350%, 03/08/2019	250	250
2.125%, VAR ICE LIBOR USD 3 Month+0.810%, 11/22/2021	750	759
Manufacturers & Traders Trust
2.046%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	450	454
2.015%, VAR ICE LIBOR USD 3 Month+0.270%, 01/25/2021	1,000	1,001
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	795	789
Moody’s
1.666%, VAR ICE LIBOR USD 3 Month+0.350%, 09/04/2018	540	541
Morgan Stanley
2.543%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	475	484
2.215%, VAR ICE LIBOR USD 3 Month+0.850%, 01/24/2019	625	629
2.213%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	1,290	1,296
MUFG Americas Holdings
1.625%, 02/09/2018	905	905
National Bank of Canada MTN
1.870%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	1,075	1,083

20	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New York Life Global Funding
1.832%, VAR ICE LIBOR USD 3 Month+0.100%, 01/21/2020 (A)	$665	$665
1.755%, VAR ICE LIBOR USD 3 Month+0.390%, 10/24/2019 (A)	600	603
Nissan Motor Acceptance MTN
2.076%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	500	501
1.939%, VAR ICE LIBOR USD 3 Month+0.580%, 01/13/2020 (A)	1,000	1,006
1.500%, 03/02/2018 (A)	300	300
Orlando Health Obligated Group
2.278%, 10/01/2018	785	785
PNC Bank
1.995%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	1,050	1,051
1.796%, VAR ICE LIBOR USD 3 Month+0.360%, 05/19/2020	500	502
1.450%, 07/29/2019	350	345
Protective Life Global Funding
1.722%, 04/15/2019 (A)	355	352
Prudential Financial MTN
2.095%, VAR ICE LIBOR USD 3 Month+0.780%, 08/15/2018	750	753
Reckitt Benckiser Treasury Services PLC
1.888%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	550	550
Regions Bank
7.500%, 05/15/2018	600	609
Societe Generale MTN
2.415%, VAR ICE LIBOR USD 3 Month+1.080%, 10/01/2018	700	705
Standard Chartered PLC MTN
1.993%, VAR ICE LIBOR USD 3 Month+0.640%, 04/17/2018 (A)	900	901
Sumitomo Mitsui Banking
2.081%, VAR ICE LIBOR USD 3 Month+0.350%, 01/17/2020	250	250
1.896%, VAR ICE LIBOR USD 3 Month+0.540%, 01/11/2019	650	652
Sumitomo Mitsui Banking MTN
2.294%, VAR ICE LIBOR USD 3 Month+0.940%, 01/18/2019	850	856
SunTrust Bank
2.590%, VAR ICE LIBOR USD 3 Month+0.298%, 01/29/2021	450	450
2.302%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	1,835	1,846
Svenska Handelsbanken MTN
1.806%, VAR ICE LIBOR USD 3 Month+0.490%, 09/06/2019	400	402

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Synchrony Financial
2.541%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	$600	$609
Toronto-Dominion Bank
2.250%, 09/25/2019 (A)	1,420	1,415
Toronto-Dominion Bank MTN
2.203%, VAR ICE LIBOR USD 3 Month+0.840%, 01/22/2019	1,015	1,022
1.903%, VAR ICE LIBOR USD 3 Month+0.540%, 07/23/2018	400	401
1.450%, 08/13/2019	550	542
Toyota Motor Credit MTN
1.794%, VAR ICE LIBOR USD 3 Month+0.440%, 10/18/2019	400	403
1.200%, 04/06/2018	600	599
UBS
2.103%, VAR ICE LIBOR USD 3 Month+0.580%, 06/08/2020 (A)	1,470	1,477
UBS MTN
1.949%, VAR ICE LIBOR USD 3 Month+0.640%, 08/14/2019	450	453
US Bancorp MTN
1.767%, VAR ICE LIBOR USD 3 Month+0.400%, 04/25/2019	400	401
US Bank
1.400%, 04/26/2019	350	346
Volkswagen Group of America Finance LLC
1.785%, VAR ICE LIBOR USD 3 Month+0.470%, 05/22/2018 (A)	650	651
Voya Financial
2.900%, 02/15/2018	489	489
Wells Fargo
2.475%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	400	409
Wells Fargo MTN
1.966%, VAR ICE LIBOR USD 3 Month+0.650%, 12/06/2019	650	656
Wells Fargo Bank
2.055%, VAR ICE LIBOR USD 3 Month+0.310%, 01/15/2021	880	882
Westpac Banking
1.963%, VAR ICE LIBOR USD 3 Month+0.610%, 01/17/2019	325	326
		95,572

Health Care – 5.2%
AbbVie
1.800%, 05/14/2018	400	400
Aetna
1.700%, 06/07/2018	2,010	2,008
Allergan Funding SCS
2.390%, VAR ICE LIBOR USD 3 Month+1.080%, 03/12/2018	975	976

SEI Daily Income Trust / Annual Report / January 31, 2018	21

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.350%, 03/12/2018	$1,740	$1,741
Amgen
1.863%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	450	452
1.629%, VAR ICE LIBOR USD 3 Month+0.320%, 05/10/2019	1,035	1,038
Baxalta
2.438%, VAR ICE LIBOR USD 3 Month+0.780%, 06/22/2018	2,200	2,204
Cardinal Health
2.090%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	775	778
Catholic Health Initiatives
2.600%, 08/01/2018	270	271
Gilead Sciences
1.875%, VAR ICE LIBOR USD 3 Month+0.250%, 09/20/2019	1,535	1,538
Medtronic
1.500%, 03/15/2018	255	255
Province of Quebec Canada MTN
1.717%, VAR ICE LIBOR USD 3 Month+0.230%, 09/04/2018	1,660	1,662
Teva Pharmaceutical Finance Netherlands III
1.700%, 07/19/2019	1,340	1,309
1.400%, 07/20/2018	900	895
UnitedHealth Group
1.419%, VAR ICE LIBOR USD 3 Month+0.070%, 10/15/2020	500	499
		16,026

Industrials – 1.6%
Air Lease
2.125%, 01/15/2020	300	297
Caterpillar Financial Services MTN
2.014%, VAR ICE LIBOR USD 3 Month+0.700%, 02/23/2018	1,175	1,175
1.603%, VAR ICE LIBOR USD 3 Month+0.280%, 03/22/2019	375	376
Fortive
1.800%, 06/15/2019	260	258
General Electric MTN
2.045%, VAR ICE LIBOR USD 3 Month+0.710%, 04/02/2018	250	250
1.970%, VAR ICE LIBOR USD 3 Month+0.620%, 01/09/2020	580	583
Honeywell International
1.658%, VAR ICE LIBOR USD 3 Month+0.280%, 10/30/2019	800	803
John Deere Capital MTN
2.350%, 01/08/2021	445	442
PACCAR Financial MTN
1.300%, 05/10/2019	160	158

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Technologies
1.661%, VAR ICE LIBOR USD 3 Month+0.350%, 11/01/2019	$600	$602
		4,944

Information Technology – 1.3%
Broadcom
2.375%, 01/15/2020 (A)	800	792
Cisco Systems
1.916%, VAR ICE LIBOR USD 3 Month+0.600%, 02/21/2018	350	350
DXC Technology
2.875%, 03/27/2020	400	400
eBay
2.637%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	800	804
Fidelity National Information Services
2.850%, 10/15/2018	600	603
Hewlett Packard Enterprise
3.273%, VAR ICE LIBOR USD 3 Month+1.930%, 10/05/2018	160	162
2.100%, 10/04/2019 (A)	800	791
		3,902

Materials – 0.1%
Air Liquide Finance
1.375%, 09/27/2019 (A)	400	393

Telecommunications – 1.1%
AT&T
5.500%, 02/01/2018	1,070	1,070
2.263%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	700	709
Verizon Communications
1.786%, VAR ICE LIBOR USD 3 Month+0.370%, 08/15/2019	1,520	1,523
		3,302

Utilities – 1.5%
American Electric Power
2.150%, 11/13/2020	450	445
Connecticut Light & Power
5.650%, 05/01/2018	960	969
DTE Energy
1.500%, 10/01/2019	435	427
Emera US Finance
2.150%, 06/15/2019	165	164
NextEra Energy Capital Holdings
1.649%, 09/01/2018	95	95
Sempra Energy
1.959%, VAR ICE LIBOR USD 3 Month+0.250%, 07/15/2019	855	856

22	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.625%, 10/07/2019	$850	$838
Southern
1.550%, 07/01/2018	300	299
Southern Power
1.500%, 06/01/2018	715	714
		4,807

Total Corporate Obligations (Cost $148,082) ($ Thousands)		148,308

ASSET-BACKED SECURITIES – 26.2%

Automotive – 9.9%

American Credit Acceptance Receivables Trust, Ser 2016-3, Cl B
2.870%, 08/12/2022 (A)	560	561
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl D
3.000%, 07/08/2019	370	370
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl B
1.880%, 03/09/2020	445	445
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	190	190
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A3
1.460%, 05/10/2021	90	90
AmeriCredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 04/08/2020	110	110
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	170	169
Canadian Pacer Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.772%, 12/19/2019 (A)	1,045	1,043
CarMax Auto Owner Trust, Ser 2014-1, Cl A4
1.320%, 07/15/2019	269	269
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	567	565
CarMax Auto Owner Trust, Ser 2016-4, Cl A2
1.210%, 11/15/2019	316	315
Chesapeake Funding II LLC, Ser 2016-2A, Cl A2
2.234%, VAR ICE LIBOR USD 1
Month+1.000%, 06/15/2028 (A)	566	568
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	310	308
Chesapeake Funding II LLC, Ser 2017-3A, Cl A1
1.910%, 08/15/2029 (A)	360	357

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
1.579%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	$955	$955
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	380	377
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
1.817%, VAR ICE LIBOR USD 1 Month+0.340%, 11/15/2029 (A)	1,510	1,511
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, Cl A3
1.640%, 07/15/2021 (A)	735	731
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	158	158
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/2019 (A)	41	41
CPS Auto Receivables Trust, Ser 2016-A, Cl B
3.340%, 05/15/2020	400	402
CPS Auto Receivables Trust, Ser 2017-C, Cl A
1.780%, 09/15/2020 (A)	90	90
CPS Auto Receivables Trust, Ser 2018-A, Cl A
2.160%, 05/17/2021 (A)	140	140
CPS Auto Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (A)	157	156
Credit Acceptance Auto Loan Trust, Ser 2015- 2A, Cl A
2.400%, 02/15/2023 (A)	261	262
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	500	495
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (A)	250	249
DT Auto Owner Trust, Ser 2016-2A, Cl B
2.920%, 05/15/2020 (A)	107	108
DT Auto Owner Trust, Ser 2016-4A, Cl A
1.440%, 11/15/2019 (A)	17	17
DT Auto Owner Trust, Ser 2017-1A, Cl A
1.560%, 06/15/2020 (A)	230	230
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A3
1.640%, 03/20/2020 (A)	454	454
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	174	173
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	225	224
Exeter Automobile Receivables Trust, Ser 2018-1A, Cl A
2.210%, 05/17/2021 (A)	335	335

SEI Daily Income Trust / Annual Report / January 31, 2018	23

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2017- 1A, Cl A1
1.690%, 04/15/2021 (A)	$97	$97
First Investors Auto Owner Trust, Ser 2017- 2A, Cl A1
1.860%, 10/15/2021 (A)	136	135
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	119	118
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	376	374
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 03/15/2019	300	300
Ford Credit Auto Owner Trust, Ser 2016-C, Cl A2A
1.040%, 09/15/2019	252	252
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
2.077%, VAR LIBOR USD 1 Month+0.600%, 08/15/2020	1,250	1,253
Ford Credit Floorplan Master Owner Trust, Ser 2016-4, Cl A
1.764%, VAR LIBOR USD 1 Month+0.530%, 07/15/2020	290	291
Ford Credit Floorplan Master Owner Trust, Ser 2016-5, Cl A1
1.950%, 11/15/2021	450	446
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (A)	69	70
GLS Auto Receivables Trust, Ser 2017-1A, Cl A2
2.670%, 04/15/2021 (A)	525	525
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	695	695
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	670	670
GM Financial Automobile Leasing Trust, Ser 2016-1, Cl A3
1.640%, 07/20/2019	575	575
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	230	230
GM Financial Automobile Leasing Trust, Ser 2016-3, Cl A3
1.610%, 12/20/2019	800	797
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
1.977%, VAR LIBOR USD 1 Month+0.500%, 05/15/2020 (A)	1,375	1,377
Huntington Auto Trust, Ser 2016-1, Cl A2
1.290%, 05/15/2019	107	107

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 10/15/2019 (A)	$180	$180
Mercedes-Benz Auto Lease Trust, Ser 2016- B, Cl A2
1.150%, 01/15/2019	81	81
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.050%, 04/15/2019	26	26
Nissan Master Owner Trust Receivables, Ser 2016-A, Cl A2
1.540%, 06/15/2021	395	391
Prestige Auto Receivables Trust, Ser 2014-1A, Cl B
1.910%, 04/15/2020 (A)	272	271
Prestige Auto Receivables Trust, Ser 2015-1, Cl A3
1.530%, 02/15/2021 (A)	–	–
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 08/15/2019 (A)	4	4
Prestige Auto Receivables Trust, Ser 2016- 2A, Cl A2
1.460%, 07/15/2020 (A)	519	517
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (A)	925	915
Santander Drive Auto Receivables Trust, Ser 2014-3, Cl D
2.650%, 08/17/2020	760	762
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl D
3.100%, 11/16/2020	1,840	1,853
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl C
2.970%, 03/15/2021	775	780
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	450	450
Santander Drive Auto Receivables Trust, Ser 2017-1, Cl A2
1.490%, 02/18/2020	39	39
Santander Retail Auto Lease Trust, Ser 2017- A, Cl A3
2.220%, 01/20/2021 (A)	1,325	1,317
Securitized Term Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.510%, 04/25/2019 (A)	125	125
Securitized Term Auto Receivables Trust, Ser 2017-2A, Cl A2A
1.775%, 01/27/2020 (A)	200	199

24	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 04/15/2020	$91	$90
United Auto Credit Securitization Trust, Ser 2017-1, Cl A
1.890%, 05/10/2019 (A)	294	294
United Auto Credit Securitization Trust, Ser 2018-1, Cl A
2.260%, 04/10/2020 (A)	465	465
United Auto Credit Securitization Trust, Ser 2018-1, Cl B
2.760%, 10/13/2020 (A)	300	300
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl A2
1.570%, 06/17/2019 (A)	40	40
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%, 11/15/2019 (A)	350	350
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (A)	206	205
Westlake Automobile Receivables Trust, Ser 2017-2A, Cl A2A
1.800%, 07/15/2020 (A)	245	244
World Omni Auto Receivables Trust, Ser 2016-B, Cl A2
1.100%, 01/15/2020	57	57
		30,735

Credit Card – 5.8%

American Express Credit Account Master Trust, Ser 2013-2, Cl A
1.980%, VAR LIBOR USD 1 Month+0.420%, 05/17/2021	700	702
BA Credit Card Trust, Ser 2015-A2, Cl A
1.360%, 09/15/2020	370	370
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
1.889%, VAR LIBOR USD 1 Month+0.650%, 08/16/2021 (A)	210	211
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	305	303
Capital One Multi-Asset Execution Trust, Ser 2014-A1, Cl A1
1.689%, VAR LIBOR USD 1 Month+0.450%, 02/15/2022	800	803
Capital One Multi-Asset Execution Trust, Ser 2015-A3, Cl A3
1.960%, VAR LIBOR USD 1 Month+0.400%, 03/15/2023	735	739

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust, Ser 2015-A7, Cl A7
1.450%, 08/16/2021	$400	$398
CARDS II Trust, Ser 2017-1A, Cl A
1.604%, VAR LIBOR USD 1 Month+0.370%, 04/18/2022 (A)	865	867
Chase Issuance Trust, Ser 2015-A2, Cl A2
1.590%, 02/18/2020	685	685
Chase Issuance Trust, Ser 2016-A5, Cl A5
1.270%, 07/15/2021	500	493
Citibank Credit Card Issuance Trust, Ser 2008-A7, Cl A7
2.936%, VAR LIBOR USD 1 Month+1.375%, 05/20/2020	3,000	3,015
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2
1.518%, VAR LIBOR USD 1 Month+0.280%, 05/26/2020	650	651
Citibank Credit Card Issuance Trust, Ser 2013-A7, Cl A7
1.984%, VAR LIBOR USD 1 Month+0.430%, 09/10/2020	2,275	2,281
Discover Card Execution Note Trust, Ser 2016-A2, Cl A2
2.099%, VAR LIBOR USD 1 Month+0.540%, 09/15/2021	1,850	1,860
Evergreen Credit Card Trust, Ser 2016-1, Cl A
1.959%, VAR LIBOR USD 1 Month+0.720%, 04/15/2020 (A)	1,100	1,101
Synchrony Credit Card Master Note Trust, Ser 2013-1, Cl A
1.350%, 03/15/2021	1,200	1,199
Synchrony Credit Card Master Note Trust, Ser 2015-2, Cl A
1.600%, 04/15/2021	1,650	1,649
Trillium Credit Card Trust II, Ser 2016-1A, Cl A
1.960%, VAR LIBOR USD 1 Month+0.720%, 05/26/2021 (A)	620	621
		17,948

Miscellaneous Business Services – 10.1%

Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	523	518
Apidos CLO XII, Ser 2013-12A, Cl A
2.404%, VAR ICE LIBOR USD 3 Month+1.100%, 04/15/2025 (A)	319	319
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN7, Cl A1
3.105%, 09/28/2032 (A)	88	87
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN8, Cl A1
3.352%, 12/28/2032 (A)	692	691

SEI Daily Income Trust / Annual Report / January 31, 2018	25

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	$505	$516
Carlyle Global Market Strategies CLO, Ser 2014-1A, Cl AR
2.604%, VAR ICE LIBOR USD 3 Month+1.300%, 04/17/2025 (A)	650	651
Cent CLO 20, Ser 2017-20A, Cl AR
2.467%, VAR ICE LIBOR USD 3 Month+1.100%, 01/25/2026 (A)	995	995
Cent CLO, Ser 2014-16A, Cl A1AR
2.420%, VAR ICE LIBOR USD 3 Month+1.250%, 08/01/2024 (A)	297	297
CIFC Funding, Ser 2017-1A, Cl A1R
2.972%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	485	489
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (A)	475	475
CNH Equipment Trust, Ser 2014-C, Cl A3
1.050%, 11/15/2019	11	11
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 10/15/2019	55	55
CNH Equipment Trust, Ser 2017-C, Cl A2
1.840%, 03/15/2021	1,285	1,280
Conn’s Receivables Funding LLC, Ser 2017-B, Cl A
2.730%, 03/15/2020 (A)	158	158
Credit-Based Asset Servicing and Securitization LLC, Ser 2005-CB3, Cl M2
2.167%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	397	399
DLL Securitization Trust, Ser 2017-A, Cl A2
1.890%, 07/15/2020 (A)	185	184
Dryden XXXI Senior Loan Fund, Ser 2017-31A, Cl AR
2.434%, VAR ICE LIBOR USD 3 Month+1.080%, 04/18/2026 (A)	1,210	1,211
Finance of America Structured Securities Trust, Ser 2017-HB1, Cl A
2.321%, 11/25/2027 (A)(B)	334	334
GSAMP Trust, Ser 2006-HE1, Cl A2D
1.547%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	444	444
Limerock CLO II, Ser 2017-2A, Cl AR
2.604%, VAR ICE LIBOR USD 3 Month+1.300%, 04/18/2026 (A)	799	799
Madison Park Funding XII, Ser 2017-12A, Cl AR
2.623%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	305	305
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 10/15/2021 (A)	311	312

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (A)	$230	$230
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (A)	346	346
MMAF Equipment Finance LLC, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (A)	6	6
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (A)	172	171
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (A)	148	148
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/2027 (A)(B)	231	231
Navient Student Loan Trust, Ser 2015-1, Cl A1
1.537%, VAR ICE LIBOR USD 1 Month+0.300%, 09/26/2022	119	119
Navient Student Loan Trust, Ser 2015-3, Cl A1
1.881%, VAR ICE LIBOR USD 1 Month+0.320%, 07/25/2030	184	184
Navient Student Loan Trust, Ser 2016-6A, Cl A1
1.718%, VAR ICE LIBOR USD 1 Month+0.480%, 03/25/2066 (A)	113	113
New Residential Advance Receivables Trust, Ser 2016-T2, Cl AT2
2.575%, 10/15/2049 (A)	600	594
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A1
2.240%, VAR LIBOR USD 1 Month+0.680%, 10/17/2022 (A)	935	937
Nissan Master Owner Trust Receivables, Ser 2017-C, Cl A
1.797%, VAR LIBOR USD 1 Month+0.320%, 10/17/2022	1,225	1,228
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	365	365
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 11/10/2029 (A)	34	33
NYCTL Trust, Ser 2017-A, Cl A
1.870%, 11/10/2030 (A)	446	443
Oak Hill Credit Partners X, Ser 2017-10A, Cl AR
2.875%, VAR ICE LIBOR USD 3 Month+1.130%, 07/20/2026 (A)	500	500
OCP CLO, Ser 2016-2A, Cl A1R
2.715%, VAR ICE LIBOR USD 3 Month+1.400%, 11/22/2025 (A)	370	372

26	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
OCP CLO, Ser 2017-8A, Cl A1R
2.581%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	$500	$500
Octagon Investment Partners XVI, Ser 2013- 1A, Cl A
2.424%, VAR ICE LIBOR USD 3 Month+1.120%, 07/17/2025 (A)	374	374
Octagon Investment Partners XX, Ser 2017- 1A, Cl AR
2.439%, VAR ICE LIBOR USD 3 Month+1.130%, 08/12/2026 (A)	740	740
OHA Credit Partners VIII, Ser 2013-8A, Cl A
2.427%, VAR ICE LIBOR USD 3 Month+1.120%, 04/20/2025 (A)	270	270
OZLM XII, Ser 2015-12A, Cl A1
2.761%, VAR ICE LIBOR USD 3 Month+1.450%, 04/30/2027 (A)	395	396
Prosper Marketplace Issuance Trust, Ser 2017-3A, Cl A
2.360%, 11/15/2023 (A)	253	252
SLM Student Loan Trust, Ser 2003-14, Cl A5
1.544%, VAR ICE LIBOR USD 3 Month+0.230%, 01/25/2023	22	22
SLM Student Loan Trust, Ser 2004-3, Cl A5
1.484%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2023	223	223
SLM Student Loan Trust, Ser 2005-3, Cl A5
1.404%, VAR ICE LIBOR USD 3 Month+0.090%, 10/25/2024	438	437
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.434%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	324	323
SLM Student Loan Trust, Ser 2005-6, Cl A5A
1.424%, VAR ICE LIBOR USD 3 Month+0.110%, 07/27/2026	35	35
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.014%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	776	800
SLM Student Loan Trust, Ser 2008-9, Cl A
2.814%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	788	806
Sofi Consumer Loan Program LLC, Ser 2017- 1, Cl A
3.280%, 01/26/2026 (A)	122	122
Sofi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (A)	445	445
Sofi Consumer Loan Program, Ser 2017-6, Cl A1
2.200%, 11/25/2026 (A)	318	318

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program LLC, Ser 2017-A, Cl A1
1.938%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (A)	$279	$281
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	1,150	1,153
SPS Servicer Advance Receivables Trust, Ser 2016-T1, Cl AT1
2.530%, 11/16/2048 (A)	605	605
Symphony CLO VIII, Ser 2014-8A, Cl BR
2.985%, VAR ICE LIBOR USD 1 Month+1.750%, 01/09/2023 (A)	475	475
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	106	106
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	104	103
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	87	87
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	217	214
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	329	324
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	688	690
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	98	97
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057	292	291
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
1.842%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	652	650
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	263	262
U.S. Residential Opportunity Fund IV Trust, Ser 2017-1III, Cl A
3.352%, 11/27/2037 (A)	330	328
Utah State Board of Regents, Ser 2016-1, Cl A
1.987%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	366	366
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (A)	600	595
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (A)	365	362
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	190	188
Vibrant CLO III, Ser 2016-3A, Cl A1R
2.787%, VAR ICE LIBOR USD 3 Month+1.480%, 04/20/2026 (A)	540	540
VOLT LX LLC, Ser 2017-NPL7, Cl A1
3.250%, 04/25/2059 (A)	182	182

SEI Daily Income Trust / Annual Report / January 31, 2018	27

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
VOLT LXIII LLC, Ser 2017-NP10, Cl A1
3.000%, 10/25/2047 (A)	$280	$280
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	564	564
		31,356

Mortgage Related – 0.4%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.917%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	132	133
Aegis Asset-Backed-Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.957%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	223	223
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
2.237%, VAR ICE LIBOR USD 1 Month+1.000%, 08/25/2034	11	11
Bear Stearns Asset-Backed-Securities Trust, Ser 2005-HE3, Cl M2
2.257%, VAR ICE LIBOR USD 1 Month+1.020%, 03/25/2035	135	135
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	723	737
Option One Mortgage Loan Trust, Ser 2005- 1, Cl A1A
1.737%, VAR ICE LIBOR USD 1 Month+0.500%, 02/25/2035	10	10
		1,249
Total Asset-Backed Securities (Cost $81,412) ($ Thousands)		81,288

MORTGAGE-BACKED SECURITIES — 11.3%
Agency Mortgage-Backed Obligations — 2.9%
FHLMC
5.000%, 06/01/2026	256	260
2.988%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.067%, 02/01/2030	55	58
2.949%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.100%, 02/01/2022	25	25
FHLMC Multifamily Structured Pass-Through Certificates, Ser K008, Cl A1
2.746%, 12/25/2019	86	87
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl A1
2.917%, 08/25/2020	130	131

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	$277	$272
FHLMC REMIC, Ser 2003-2641, Cl KW
4.500%, 07/15/2018	118	119
FHLMC REMIC, Ser 2003-2643, Cl MJ
4.500%, 07/15/2018	59	59
FHLMC REMIC, Ser 2003-2644, Cl EB
4.500%, 07/15/2018	67	67
FNMA
6.000%, 01/01/2027	20	22
5.000%, 05/01/2019 to 03/01/2025 (G)	458	470
3.204%, VAR ICE LIBOR USD 6 Month+1.823%, 09/01/2024	51	52
3.199%, VAR ICE LIBOR USD 6 Month+1.774%, 09/01/2024	21	21
3.090%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	10	10
3.000%, 12/01/2030	1,487	1,495
2.961%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.031%, 05/01/2028	4	5
2.831%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	5	5
2.693%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.994%, 11/01/2023	8	9
2.375%, VAR ICE LIBOR USD 6 Month+1.000%, 11/01/2021	6	6
1.900%, 10/01/2019	350	349
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/2023	14	14
FNMA REMIC, Ser 2001-33, Cl FA
1.687%, VAR LIBOR USD 1 Month+0.450%, 07/25/2031	13	13
FNMA REMIC, Ser 2002-64, Cl FG
1.484%, VAR LIBOR USD 1 Month+0.250%, 10/18/2032	13	13
FNMA REMIC, Ser 2008-18, Cl HD
4.000%, 12/25/2018	4	4
FNMA REMIC, Ser 2011-24, Cl PC
4.000%, 10/25/2039	711	724
FNMA TBA
3.500%, 02/15/2030	850	870
FNMA, Ser 2011-M7, Cl A2
2.578%, 09/25/2018	161	161
FNMA, Ser 2017-KT01, Cl A
1.556%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	350	351

28	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser M13, Cl FA
1.895%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	$420	$419
FREMF Mortgage Trust, Ser 2011-K703, Cl B
5.045%, 07/25/2044 (A)(B)	750	754
FREMF Mortgage Trust, Ser 2011-K704, Cl B
4.691%, 10/25/2030 (A)(B)	355	358
FREMF Mortgage Trust, Ser 2012-K705, Cl C
4.301%, 09/25/2044 (A)(B)	415	417
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.071%, 10/25/2047 (A)(B)	210	208
FREMF Mortgage Trust, Ser K712, Cl B
3.362%, 05/25/2045 (A)(B)	120	121
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	80	79
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
1.681%, VAR LIBOR USD 1 Month+0.450%, 10/07/2020	329	330
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
1.681%, VAR LIBOR USD 1 Month+0.450%, 01/08/2020	251	252
NCUA Guaranteed Notes, Ser 2011-R2, Cl 1A
1.634%, VAR LIBOR USD 1 Month+0.400%, 02/06/2020	64	64
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
1.637%, VAR LIBOR USD 1 Month+0.400%, 03/11/2020	143	143
		8,817
Miscellaneous Business Services – 1.0%
Apidos CLO XII, Ser 13-12A, Cl AR
1.954%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	600	600
Magnetite VII, Ser 2018-7A, Cl A1R2
2.620%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	800	800
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 02/25/2058 (A)(B)	541	536
Voya CLO, Ser 14-3A, Cl A1R
2.465%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	650	650

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Z Capital Credit Partners CLO, Ser 15-1A, Cl A1R
2.672%, VAR ICE LIBOR USD 3 Month+0.950%, 07/16/2027 (A)	$600	$600
		3,186
Non-Agency Mortgage-Backed Obligations – 7.4%
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(B)	276	272
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	86	85
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(B)	236	237
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
2.034%, VAR LIBOR USD 1 Month+0.800%, 06/15/2028 (A)	450	450
BAMLL Re-REMIC Trust, Ser 2015-FR11, Cl A705
1.836%, 09/27/2044 (A)(B)	625	616
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.723%, 07/25/2035 (B)	126	118
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.435%, 11/25/2035 (B)	15	14
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
2.089%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	800	803
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
3.641%, 06/25/2035 (B)	63	63
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
3.609%, 08/25/2035 (B)	132	135
CGDBB Commercial Mortgage Trust, Ser BIOC, Cl A
2.029%, VAR LIBOR USD 1 Month+0.790%, 07/15/2019 (A)	450	451
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	696	693
Citigroup Commercial Mortgage Trust, Ser GC11, Cl A2
1.987%, 04/10/2046	274	274
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
3.579%, 09/25/2034 (B)	25	25

SEI Daily Income Trust / Annual Report / January 31, 2018	29

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2006- AR2, Cl 1A1
3.543%, 03/25/2036 (B)	$113	$106
COLT Mortgage Loan Trust, Ser 2016-3, Cl A3
3.750%, 12/26/2046 (A)(B)	287	288
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%, 12/26/2046 (A)(B)	103	102
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(B)	246	243
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(B)	310	310
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	55	55
Countrywide Home Loans, Ser 2004-29, Cl 1A1
1.777%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	18	17
Countrywide Home Loans, Ser 2005-HY10, Cl 3A1A
3.285%, 02/20/2036 (B)	96	87
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	110	109
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	215	211
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(B)	264	264
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 01/25/2058 (A)(B)	285	285
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
1.953%, VAR LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	804	796
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
4.637%, VAR ICE LIBOR USD 1 Month+3.400%, 07/25/2023	79	80
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
2.888%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	144	146
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
5.361%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	575	623
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M1
2.687%, VAR ICE LIBOR USD 1 Month+1.450%, 07/25/2028	108	108

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M1
2.337%, VAR ICE LIBOR USD 1 Month+1.100%, 12/25/2028	$222	$222
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
2.752%, VAR ICE LIBOR USD 1 Month+1.200%, 04/25/2029	1,721	1,737
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
2.187%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	61	61
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
2.711%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	394	397
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.601%, 11/19/2035 (B)	130	126
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	68	70
GS Mortgage Securities II, Ser GC30, Cl A2
2.726%, 05/10/2020	275	276
GS Mortgage Securities Trust, Ser 500K, Cl A
2.260%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	415	415
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.836%, 07/25/2035 (B)	174	156
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.606%, 05/25/2037 (B)	148	129
Impac CMB Trust, Ser 2004-9, Cl 1A1
1.997%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	48	48
Impac CMB Trust, Ser 2005-2, Cl 1A1
1.757%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	50	49
Impac CMB Trust, Ser 2005-3, Cl A1
1.717%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	46	44
Impac CMB Trust, Ser 2005-5, Cl A1
1.877%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	37	35
Impac CMB Trust, Ser 2005-8, Cl 1A
1.757%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	121	116
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C14, Cl A2
3.019%, 08/15/2046	722	726
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	248	249

30	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C16, Cl A2
3.070%, 12/15/2046	$648	$651
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C18, Cl A1
1.254%, 02/15/2047	206	205
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
2.139%, VAR LIBOR USD 1 Month+0.900%, 10/15/2029 (A)	875	875
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
2.684%, VAR LIBOR USD 1 Month+1.450%, 08/15/2027 (A)	575	575
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
3.601%, 08/25/2035 (B)	68	66
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.933%, 05/25/2037 (B)	92	88
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.319%, 04/15/2041 (B)	501	507
LSTAR Securities Investment, Ser 2017-3, Cl A1
3.568%, VAR ICE LIBOR USD 1 Month+2.000%, 04/01/2022 (A)	127	127
LSTAR Securities Investment, Ser 2017-7, Cl A
3.317%, VAR ICE LIBOR USD 1 Month+1.750%, 10/01/2022 (A)	177	176
LSTAR Securities Investment, Ser 2017-8, Cl A
3.217%, VAR ICE LIBOR USD 1 Month+1.650%, 11/01/2022 (A)	312	311
Merrill Lynch Mortgage Investors, Ser 2005- A3, Cl A1
1.507%, VAR ICE LIBOR USD 1 Month+0.270%, 04/25/2035	30	30
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.632%, 06/25/2037 (B)	135	112
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	219	221
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	176	172
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/2046	233	234
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A2
2.849%, 06/15/2019	661	664
Morgan Stanley Capital I Trust, Ser 2012-STAR
2.084%, 08/05/2034	127	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	$63	$63
MortgageIT Trust, Ser 2005-5, Cl A1
1.497%, VAR ICE LIBOR USD 1 Month+0.260%, 12/25/2035	150	149
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	334	346
Paragon Mortgages No. 12 PLC, Ser 2006- 12A, Cl A2C
1.402%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	92	88
Paragon Mortgages No. 15 PLC, Ser 2007- 15A, Cl A2C
1.466%, VAR ICE LIBOR USD 3 Month+0.220%, 12/15/2039 (A)	220	212
Pretium Mortgage Credit Partners, Ser 2017-NPLS, Cl A1
3.327%, 12/30/2032	240	239
Residential Funding Mortgage Securities I, Ser 2007-SA3, Cl 2A1
4.679%, 07/27/2037 (B)	121	107
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
1.776%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	15	14
Series RRX Trust, Ser 2014-1A, Cl A, PO
0.000%, 08/26/2044 (A)(C)	540	533
Verus, Ser 2018-1, Cl A1
2.929%, 02/25/2048	230	230
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.941%, 03/25/2036 (B)	186	177
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
3.102%, 01/25/2035 (B)	57	58
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
3.328%, 07/25/2036 (B)	123	123
WFRBS Commercial Mortgage Trust, Ser 2012-CP, Cl A2
1.829%, 11/15/2045	79	79
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl A2
1.964%, 05/15/2045	978	977
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	655	658

SEI Daily Income Trust / Annual Report / January 31, 2018	31

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl A2
2.862%, 03/15/2047	$875	$878
		22,991
Total Mortgage-Backed Securities (Cost $35,300) ($ Thousands)		34,994

U.S. TREASURY OBLIGATIONS – 7.4%
U.S. Treasury Notes
2.125%, 08/31/2020	4,630	4,615
1.500%, 10/31/2019	6,945	6,872
1.375%, 06/30/2018	4,260	4,257
1.125%, 12/31/2019	7,500	7,358

Total U.S. Treasury Obligations (Cost $23,337) ($ Thousands)		23,102

MUNICIPAL BONDS – 4.9%
Arizona – 0.2%
Northern Arizona University, RB
5.020%, 08/01/2018	525	533

Arkansas – 0.3%
Garland County, RB
1.540%, 11/01/2018	965	959

California – 0.5%
California State, GO Callable 10/01/2021 @ 100
2.344%, 04/01/2047 (D)	775	782
Los Angeles, Municipal Improvement, Ser A, RB
2.344%, 11/01/2018	625	627

		1,409

Florida – 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	400	399

Hawaii – 0.3%
Hawaii State, Ser FV, GO
1.750%, 04/01/2018	850	850

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Idaho – 0.3%
Idaho State, Housing & Finance Association, Ser A, RB Callable 02/07/2018 @ 100
1.470%, 07/01/2041 (D)	$1,000	$1,000

Illinois – 0.3%
Illinois State, Finance Authority, RB
4.545%, 10/01/2018	310	313
Illinois State, GO
5.665%, 03/01/2018	410	411
5.163%, 02/01/2018	15	15

		739

Maryland – 0.5%
Maryland State, Community Development Administration, Ser J, AMT, RB
Callable 01/31/2018 @ 100
1.190%, 09/01/2040 (D)	1,700	1,700

Michigan – 0.2%
Genesee, GO
Callable 02/12/2018 @ 100
2.164%, 10/01/2019 (D)	647	647

New Hampshire – 0.4%
New Hampshire State, Business Finance Authority, Ser B, RB
1.580%, 11/01/2020 (D)	1,350	1,350

New Jersey – 0.7%
Gloucester County, Improvement Authority, Ser B, RB
1.850%, 11/01/2018	810	807
Monmouth County, Improvement Authority, RB
2.500%, 11/14/2019	715	714
New Jersey State, Economic Development Authority, Ser Q, RB
2.421%, 06/15/2018	645	645

		2,166

New York – 0.5%
New York State, Housing Finance Agency, Ser B, RB
Callable 01/31/2018 @ 100
1.550%, 11/01/2048 (D)(E)	1,100	1,100
Port Authority of New York & New Jersey, Ser 208
2.114%, 09/15/2018	380	380

		1,480

32	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania – 0.1%
Pennsylvania State, Turnpike Commission, Sub-Ser B, RB
1.760%, 12/01/2019	$370	$364

Wisconsin – 0.5%
Wisconsin State, Housing & Economic Development Authority, Ser F, RB
1.600%, 05/01/2030 (D)	1,600	1,600

Total Municipal Bonds (Cost $15,213) ($ Thousands)		15,196

COMMERCIAL PAPER(C) – 0.3%
Credit Suisse
1.450%, 03/07/2018	1,000	1,000

Total Commercial Paper (Cost $1,000) ($ Thousands)		1,000

CERTIFICATES OF DEPOSIT – 1.3%
Bank of Montreal
1.460%, 03/06/2018	2,500	2,500
Bank of Tokyo
1.630%, 07/06/2018	1,600	1,598

Total Certificates of Deposit (Cost $4,100) ($ Thousands)		4,098

REPURCHASE AGREEMENT(F) – 2.5%
BNP Paribas
1.330%, dated 01/31/18, to be repurchased on 02/01/18, repurchase price $7,600,281 (collateralized by various U.S. Government Agency obligations, ranging in par value $1,007 -$3,076,691, 1.375% – 4.500%, 06/12/19- 01/01/48; with total market value$7,752,000)	7,600	7,600

Total Repurchase Agreement (Cost $7,600) ($ Thousands)		7,600

Total Investments in Securities– 101.7% (Cost $316,044) ($ Thousands)		$315,586

SEI Daily Income Trust / Annual Report / January 31, 2018	33

SCHEDULE OF INVESTMENTS

January 31, 2018

Ultra Short Duration Bond Fund (Concluded)

A list of the open futures contracts held by the Fund at January 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	(15)	Mar-2018	$(1,874)	$(1,824)	$50
U.S. 2-Year Treasury Note	24	Mar-2018	5,145	5,118	(27)
U.S. 5-Year Treasury Note	11	Mar-2018	1,285	1,262	(23)
U.S. Long Treasury Bond	(1)	Mar-2018	(153)	(148)	5

			$4,403	$4,408	$5

For the year ended January 31, 2018, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $310,159 ($ Thousands).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2018, the value of these securities amounted to $95,986 ($ Thousands), representing 30.95% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the effective yield at the time of purchase.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(E)	Securities are held in connection with a letter of credit issued by a major bank.
(F)	Tri-Party Repurchase Agreement.

(G)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl – Class

CLO – Collateralized Loan Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FREMF – Finnish Real Estate Management Federation

GO – General Obligation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

MTN – Medium Term Note

NCUA – National Credit Union Association

PLC – Public Limited Company

RB – Revenue Bond

REMIC – Real Estate Mortgage Investment Conduit

Ser – Series

TBA – To Be Announced

VAR – Variable Rate

The following is a summary of the inputs used as of January 31, 2018 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$148,308	$–	$148,308
Asset-Backed Securities	–	81,288	–	81,288
Mortgage-Backed Securities	–	34,994	–	34,994
U.S. Treasury Obligations	–	23,102	–	23,102
Municipal Bonds	–	15,196	–	15,196
Repurchase Agreement	–	7,600	–	7,600
Certificates of Deposit	–	4,098	–	4,098
Commercial Paper	–	1,000	–	1,000

Total Investments in Securities	$–	$315,586	$–	$315,586

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$55	$–	$–	$55
Unrealized Depreciation	(50)	–	–	(50)

Total Other Financial Instruments	$5	$–	$–	$5

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

34	SEI Daily Income Trust / Annual Report / January 31, 2018

SCHEDULE OF INVESTMENTS

January 31, 2018

Short-Duration Government Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES – 64.1%

Agency Mortgage-Backed Obligations – 64.1%
FHLMC
4.500%, 02/01/2022 to 12/01/2039	$7,202	$7,550
4.000%, 06/01/2044	464	480
3.000%, 11/01/2036 to 12/01/2046	22,375	22,114
2.916%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.308%, 06/01/2024	19	19
2.879%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.243%, 06/01/2024	13	13
2.875%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 09/01/2020	3	3
2.822%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.177%, 07/01/2020	1	1
2.758%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.257%, 07/01/2024	8	8
2.704%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.238%, 04/01/2029	19	19
2.696%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.208%, 05/01/2024	13	13
2.685%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.185%, 04/01/2019	2	2
2.625%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.000%, 07/01/2018 to 08/01/2018	1	1
2.614%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.188%, 12/01/2023	465	482
2.604%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.135%, 02/01/2019	1	2
2.500%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.000%, 07/01/2018 to 11/01/2020	2	2
2.499%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.185%, 05/01/2019	2	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.488%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.111%, 12/01/2023	$41	$42
2.474%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.043%, 04/01/2029	1	1
2.435%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.185%, 03/01/2019	1	1
2.375%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.875%, 07/01/2018 to 09/01/2018	1	1
FHLMC REMIC, Ser 2002-42, Cl A5
7.500%, 02/25/2042	337	384
FHLMC REMIC, Ser 2003-2571, Cl FY
2.309%, VAR LIBOR USD 1 Month+0.750%, 12/15/2032	5,459	5,565
FHLMC REMIC, Ser 2006-3148, Cl CF
0.924%, VAR LIBOR USD 1 Month+0.400%, 02/15/2034	237	238
FHLMC REMIC, Ser 2006-3174, Cl FA
0.835%, VAR LIBOR USD 1 Month+0.300%, 04/15/2036	1,531	1,530
FHLMC REMIC, Ser 2006-3219, Cl EF
1.167%, VAR LIBOR USD 1 Month+0.400%, 04/15/2032	3,095	3,092
FHLMC REMIC, Ser 2007-3339, Cl HF
2.079%, VAR LIBOR USD 1 Month+0.520%, 07/15/2037	4,226	4,254
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	2,274	2,380
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	768	73
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	1,324	122
FHLMC REMIC, Ser 2012-4030, Cl FD
1.909%, VAR LIBOR USD 1 Month+0.350%, 02/15/2041	13,927	13,927
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	2,226	161
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	1,933	102
FHLMC REMIC, Ser 2013-4170, Cl QI, IO
3.000%, 05/15/2032	1,812	151
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	2,189	228
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/2033	1,110	145
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	967	75
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	757	64

SEI Daily Income Trust / Annual Report / January 31, 2018	35

SCHEDULE OF INVESTMENTS

January 31, 2018

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2013-4195, Cl AI, IO
3.000%, 04/15/2028	$2,294	$206
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	1,261	99
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	1,165	126
FHLMC REMIC, Ser 2014-4340, Cl MI, IO
4.500%, 02/15/2027	4,287	479
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	14,308	14,179
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	1,698	367
FHLMC REMIC, Ser 2017-4709, Cl AB
3.000%, 08/15/2047	2,045	2,039
FHLMC REMIC, Ser 3153, Cl FX
0.874%, VAR LIBOR USD 1 Month+0.350%, 05/15/2036	89	89
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	4,086	405
FHLMC, Ser K710, Cl A2
1.883%, 05/25/2019	6,000	5,977
FHLMC, Ser KGRP, Cl A
1.752%, VAR LIBOR USD 1 Month+0.380%, 04/25/2020	4,144	4,150
FNMA
7.000%, 06/01/2037	7	7
6.500%, 05/01/2026 to 01/01/2036	183	204
6.000%, 02/01/2023 to 09/01/2024	1,719	1,802
5.500%, 03/01/2018 to 06/01/2038	451	490
5.300%, 07/01/2019	311	316
5.240%, 07/01/2019	619	638
5.000%, 03/01/2019 to 08/01/2019	29	30
4.545%, 02/01/2020	783	813
4.500%, 08/01/2021 to 08/01/2044	3,054	3,304
4.448%, 01/01/2021	2,996	3,107
4.382%, 04/01/2021	4,731	4,935
4.330%, 04/01/2021 to 07/01/2021	3,772	3,960
4.302%, 07/01/2021	427	447
4.295%, 06/01/2021	3,550	3,718
4.230%, 01/01/2021	4,496	4,681
4.210%, 07/01/2020	666	689
4.070%, 04/01/2019	1,126	1,147
4.066%, 07/01/2020	2,513	2,593
4.050%, 01/01/2021	1,000	1,037
4.040%, 06/01/2021	11,128	11,567
4.010%, 08/01/2021	1,023	1,064
4.000%, 05/01/2026 to 04/01/2042	2,824	2,937
3.990%, 07/01/2021	266	277
3.980%, 07/01/2021 to 08/01/2021	8,934	9,275
3.970%, 06/01/2021	1,917	1,989
3.890%, 10/01/2023	855	891
3.880%, 12/01/2020	89	91

Description	Face Amount (Thousands)	Market Value ($Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.870%, 01/01/2024	$849	$890
3.850%, 01/01/2024	568	595
3.840%, 08/01/2021	6,636	6,878
3.830%, 07/01/2021	379	392
3.810%, 11/01/2023	94	98
3.800%, 01/01/2023	1,893	1,952
3.793%, 12/01/2020	7,628	7,853
3.770%, 08/01/2021	934	966
3.770%, 09/01/2021	100	104
3.765%, 12/01/2025	7,800	8,187
3.750%, 06/01/2022 to 09/01/2023	3,257	3,383
3.739%, 06/01/2018	772	772
3.730%, 07/01/2022	2,524	2,606
3.700%, 11/01/2020	820	844
3.650%, 11/01/2021 to 08/01/2023	3,518	3,630
3.620%, 09/01/2020	6,831	7,005
3.590%, 10/01/2020	181	186
3.580%, 12/01/2020	882	903
3.510%, 11/01/2021	1,071	1,100
3.500%, 02/01/2045	3,141	3,172
3.490%, 12/01/2020	6,306	6,440
3.470%, 11/01/2020	158	161
3.400%, 03/01/2022	3,573	3,649
3.265%, 01/01/2022	955	971
3.260%, 12/01/2020	565	573
3.250%, 12/01/2021	1,254	1,276
3.230%, 11/01/2020	1,520	1,545
3.210%, 09/01/2021	336	340
3.150%, 01/01/2027	1,495	1,503
3.100%, 10/01/2027	3,565	3,552
3.070%, 06/01/2027	970	967
3.030%, 11/01/2027	5,287	5,256
3.017%, 04/01/2022	272	272
3.000%, 09/01/2027 to 03/01/2031	647	653
2.970%, 06/01/2027	7,336	7,252
2.960%, 01/01/2027	1,279	1,271
2.940%, 06/01/2022	693	698
2.930%, 05/01/2022 to 01/01/2027	6,391	6,336
2.880%, 07/01/2020 to 12/01/2027	5,194	5,151
2.850%, 06/01/2027	3,803	3,744
2.830%, 06/01/2022	178	179
2.740%, 04/01/2022	177	177
2.733%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.243%, 08/01/2029	152	158
2.705%, VAR ICE LIBOR USD 6 Month+1.823%, 09/01/2024	244	250
2.693%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.031%, 05/01/2028	17	18
2.630%, 02/01/2019	4,462	4,467

36	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.593%, VAR ICE LIBOR USD 6 Month+1.603%, 08/01/2027	$90	$91
2.580%, 08/01/2022	2,200	2,183
2.540%, 03/01/2023	639	631
2.450%, 11/01/2022	400	394
2.410%, 07/01/2021	142	141
2.380%, 10/01/2019	8,278	8,267
2.360%, 04/01/2022	4,600	4,512
2.329%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.874%, 12/01/2029	64	65
2.250%, 10/01/2022	3,923	3,832
2.230%, 11/01/2023	4,486	4,320
2.220%, 10/01/2022	2,207	2,153
2.150%, 05/01/2022	4,692	4,568
2.110%, 01/01/2020	3,747	3,731
2.050%, 11/01/2023	1,296	1,238
1.970%, 11/01/2023	12,735	12,104
1.750%, 04/01/2019 to 06/01/2020	8,247	8,106
1.690%, 12/01/2019	2,000	1,969
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	2,293	227
FNMA REMIC, Ser 1992-61, Cl FA
1.175%, VAR LIBOR USD 1 Month+0.650%, 10/25/2022	29	29
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/2023	12	13
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/2023	6	7
FNMA REMIC, Ser 1994-77, Cl FB
2.025%, VAR LIBOR USD 1 Month+1.500%, 04/25/2024	3	3
FNMA REMIC, Ser 2002-53, Cl FK
0.925%, VAR LIBOR USD 1 Month+0.400%, 04/25/2032	57	58
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/2033	52	52
FNMA REMIC, Ser 2006-76, Cl QF
0.925%, VAR LIBOR USD 1 Month+0.400%, 08/25/2036	446	446
FNMA REMIC, Ser 2006-79, Cl DF
0.875%, VAR LIBOR USD 1 Month+0.350%, 08/25/2036	377	378
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	509	552
FNMA REMIC, Ser 2007-64, Cl FB
0.895%, VAR LIBOR USD 1 Month+0.370%, 07/25/2037	2,877	2,881
FNMA REMIC, Ser 2008-16, Cl FA
1.225%, VAR LIBOR USD 1 Month+0.700%, 03/25/2038	2,698	2,737

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2009-110, Cl FD
2.311%, VAR LIBOR USD 1 Month+0.750%, 01/25/2040	$8,052	$8,183
FNMA REMIC, Ser 2009-112, Cl FM
2.311%, VAR LIBOR USD 1 Month+0.750%, 01/25/2040	4,948	5,014
FNMA REMIC, Ser 2010-149, Cl VA
4.500%, 02/25/2022	4,260	4,383
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	2,030	2,130
FNMA REMIC, Ser 2010-56, Cl AF
2.111%, VAR LIBOR USD 1 Month+0.550%, 06/25/2040	5,363	5,391
FNMA REMIC, Ser 2012-111, Cl NI, IO
3.500%, 10/25/2027	2,227	231
FNMA REMIC, Ser 2012-4083, Cl DI, IO
4.000%, 07/15/2027	704	74
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	7,727	759
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.457%, 05/25/2042 (A)	570	61
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	1,387	144
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	3,181	256
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	1,180	122
FNMA REMIC, Ser 2012-97, Cl JI, IO
3.000%, 07/25/2027	3,592	315
FNMA REMIC, Ser 2013-121, Cl FA
1.961%, VAR LIBOR USD 1 Month+0.400%, 12/25/2043	36,449	36,549
FNMA REMIC, Ser 2013-130, Cl FQ
1.761%, VAR LIBOR USD 1 Month+0.200%, 06/25/2041	6,783	6,731
FNMA REMIC, Ser 2013-5, Cl YI, IO
3.000%, 02/25/2028	2,859	264
FNMA REMIC, Ser 2014-50, Cl SC, IO
1.949%, 08/25/2044 (A)	5,491	233
FNMA REMIC, Ser 2015-21, Cl WI, IO
1.617%, 04/25/2055 (A)	3,407	160
FNMA REMIC, Ser 2015-42, Cl AI, IO
2.042%, 06/25/2055 (A)	4,193	196
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	2,988	2,995
FNMA REMIC, Ser 2015-57, Cl AB
3.000%, 08/25/2045	17,094	17,059
FNMA REMIC, Ser 2015-68, Cl JI, IO
3.500%, 08/25/2030	713	84
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	1,317	207

SEI Daily Income Trust / Annual Report / January 31, 2018	37

SCHEDULE OF INVESTMENTS

January 31, 2018

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	$1,602	$155
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	1,054	247
FNMA REMIC, Ser 2017-68, Cl BI, IO
6.000%, 09/25/2047	2,514	594
FNMA TBA
6.000%, 02/15/2045	2,200	2,449
3.500%, 02/25/2041	900	909
FNMA, Ser 2009-397, Cl 6
2.000%, 09/25/2039	2,773	2,617
FNMA, Ser 2017-KT01, Cl A
1.349%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	11,090	11,124
FNMA, Ser M13, Cl FA
1.895%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	3,322	3,318
FNMA, Ser M5, Cl FA
1.728%, VAR LIBOR USD 1 Month+0.490%, 04/25/2024	4,628	4,640
GNMA
6.500%, 08/15/2037 to 02/20/2039	279	309
6.000%, 09/15/2019 to 06/15/2041	6,908	7,718
5.500%, 10/15/2034 to 02/15/2041	2,679	2,922
5.000%, 09/15/2039 to 04/15/2041	1,626	1,750
4.000%, 07/15/2041 to 03/20/2047	3,321	785
GNMA TBA
6.000%, 02/15/2045	1,600	1,777
GNMA, Ser 177, Cl A
2.400%, 09/16/2046	4,150	4,050
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	3,982	981
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	1,597	403
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	5,016	1,049
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	1,376	160
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	835	150
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	947	213
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	1,630	168
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	400	90
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	4,542	4,459
GNMA, Ser 2015-126, Cl GI, IO
3.500%, 02/16/2027	715	68
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	501	47

Description	Face Amount (Thousands)	Market Value ($Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	$3,184	$507
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	388	77
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	2,046	251
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	1,680	389
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	659	629
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	1,572	141
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	3,484	801
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	3,447	468
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	2,638	616
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	7,011	716
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	986	235
GNMA, Ser 2017-26, Cl KI, IO
6.000%, 09/20/2040	3,183	764
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	1,820	391
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	3,007	691
GNMA, Ser 2017-99, Cl IO, IO
4.000%, 07/20/2047	4,794	967
Total Mortgage-Backed Securities (Cost $484,743) ($ Thousands)		479,771

U.S. TREASURY OBLIGATIONS – 16.1%
U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/2026	28,729	28,813
U.S. Treasury Notes
1.625%, 07/31/2020 (C)	34,501	33,987
1.500%, 07/15/2020	58,830	57,805
Total U.S. Treasury Obligations (Cost $122,486) ($ Thousands)		120,605

U.S. GOVERNMENT AGENCY OBLIGATIONS – 11.2%
FHLMC
1.375%, 05/01/2020	52,238	51,302

38	SEI Daily Income Trust / Annual Report / January 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
1.500%, 07/30/2020	$32,700	$32,094

Total U.S. Government Agency Obligations (Cost $84,713) ($ Thousands)		83,396

REPURCHASE AGREEMENTS – 0.8%
BNP Paribas
1.330%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $3,800,140 (collateralized by various U.S. Government Agency and U.S. Treasury obligations, ranging in par value $3,045 - 2,895,000, 0.875% - 3.500%, 12/31/18 - 06/01/42; with total market value $3,876,000) (B)	3,800	3,800
Deutsche Bank
1.320%, dated 01/31/2018, to be repurchased on 02/01/18, repurchase price $2,200,081 (collateralized by U.S. Treasury obligations, par value 2,244,200, 1.435%, 01/31/20; with total market value $2,244,043) (B)	2,200	2,200

Total Repurchase Agreements (Cost $6,000) ($ Thousands)		6,000

Total Investments in Securities– 92.2% (Cost $697,942) ($ Thousands)		$689,772

A list of the open futures contracts held by the Fund at January 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 2-Year Treasury Note	1,426	Mar-2018	$305,803	$304,072	$(1,731)
U.S. 5-Year Treasury Note	(217)	Mar-2018	(25,348)	(24,892)	456
U.S. 10-Year Treasury Note	(567)	Mar-2018	(70,649)	(68,935)	1,714
Ultra 10-Year U.S. Treasury Note	(268)	Mar-2018	(35,736)	(34,894)	842

			$174,070	$175,351	$1,281

Percentages are based on Net Assets of $748,246 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Tri-Party Repurchase Agreement.
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE– Intercontinental Exchange

IO – Interest Only - face amount represents notional amount

LIBOR – London Interbank Offered Rate

REMIC – Real Estate Mortgage Investment Conduit

Ser – Series

TBA – To Be Announced

VAR – Variable Rate

SEI Daily Income Trust / Annual Report / January 31, 2018	39

SCHEDULE OF INVESTMENTS

January 31, 2018

Short-Duration Government Fund (Concluded)

The following is a summary of the inputs used as of January 31, 2018 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$479,771	$–	$479,771
U.S. Treasury Obligations	–	120,605	–	120,605
U.S. Government Agency Obligations	–	83,396	–	83,396
Repurchase Agreements	–	6,000	–	6,000

Total Investments in Securities	$–	$689,772	$–	$689,772

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$3,012	$–	$–	$3,012
Unrealized Depreciation	(1,731)	–	–	(1,731)

Total Other Financial Instruments	$1,281	$–	$–	$1,281

* Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	SEI Daily Income Trust / Annual Report / January 31, 2018

SCHEDULE OF INVESTMENTS

January 31, 2018

GNMA Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES – 99.3%
Agency Mortgage-Backed Obligations – 99.3%
FHLMC
3.650%, 04/01/2030	$595	$608
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	105	10
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	185	17
FHLMC REMIC, Ser 2012-4032, Cl CI, IO
3.500%, 06/15/2026	304	22
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	258	14
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	730	91
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	269	28
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	134	10
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	111	9
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	156	12
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	325	70
FHLMC REMIC, Ser 2017-4654, Cl KY
3.000%, 02/15/2047	650	611
FHLMC REMIC, Ser 2017-4656, Cl KB
3.000%, 02/15/2047	275	254
FNMA
8.000%, 07/01/2025 to 09/01/2028	28	29
7.000%, 08/01/2029 to 09/01/2032	54	57
6.500%, 09/01/2032	54	60
4.180%, 11/01/2028	1,643	1,742
3.590%, 09/01/2030	210	215
3.390%, 09/01/2026	300	307
3.260%, 01/01/2027 to 06/01/2027	382	387
3.230%, 02/01/2027	148	150
3.130%, 02/01/2027	200	201
3.030%, 11/01/2027	658	654
2.990%, 11/01/2024	578	581
2.970%, 06/01/2027	198	196
2.850%, 12/01/2027	250	244
2.780%, 03/01/2027	300	294
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	285	28
FNMA REMIC, Ser 1990-91, Cl G
7.000%, 08/25/2020	4	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/2022	$10	$11
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	170	18
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	166	17
FNMA REMIC, Ser 2013-5, Cl YI, IO
3.000%, 02/25/2028	352	32
FNMA REMIC, Ser 2015-21, Cl WI, IO
1.617%, 04/25/2055 (A)	426	20
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	206	20
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	132	31
FNMA REMIC, Ser 2016-91, Cl PL
2.500%, 12/25/2046	325	285
FNMA REMIC, Ser 2017-42, Cl HL
3.000%, 06/25/2047	875	818
GNMA
10.000%, 10/15/2018 to 09/15/2019	1	1
9.500%, 09/15/2018 to 10/15/2020	5	5
9.000%, 04/15/2018 to 05/15/2022	25	25
8.000%, 10/15/2020 to 03/15/2032	171	185
7.750%, 10/15/2026	22	23
7.500%, 02/15/2027 to 10/15/2035	156	176
7.250%, 01/15/2028	35	37
7.000%, 04/15/2019 to 11/15/2033	1,535	1,739
6.750%, 11/15/2027	9	10
6.500%, 10/15/2023 to 10/15/2038	470	529
6.000%, 12/15/2027 to 12/15/2040	1,084	1,209
5.500%, 01/15/2033 to 02/15/2045	1,297	1,444
5.000%, 06/15/2033 to 02/15/2045	3,879	4,199
4.500%, 08/15/2033 to 01/20/2046	3,500	3,711
4.000%, 03/20/2040 to 12/20/2047 (C)	12,273	12,457
3.875%, 05/15/2042	1,217	1,263
3.500%, 02/15/2041 to 01/20/2048	18,704	19,071
3.000%, 10/15/2042 to 05/20/2046	6,684	6,632
2.500%, 07/20/2045 to 12/20/2046	2,131	2,039
2.000%, 10/20/2044	801	759
GNMA REMIC, Ser 2002-45, Cl QE
6.500%, 06/20/2032	230	256
GNMA TBA
3.000%, 02/01/2045	6,045	5,985
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	484	119
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	397	100
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	189	172
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	613	128

SEI Daily Income Trust / Annual Report / January 31, 2018	41

SCHEDULE OF INVESTMENTS

January 31, 2018

GNMA Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	$171	$20
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	383	38
GNMA, Ser 2013-187, Cl PE
2.000%, 09/20/2043	285	273
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	101	18
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	125	28
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043	206	202
GNMA, Ser 2014-115, Cl KZ
3.000%, 08/20/2044	194	181
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	1,026	104
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	367	35
GNMA, Ser 2014-21, Cl DI, IO
4.000%, 04/16/2026	1,582	156
GNMA, Ser 2015-125, Cl VA
2.700%, 05/16/2035 (A)	54	51
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	776	124
GNMA, Ser 2015-168, Cl MI, IO
5.500%, 10/20/2037	794	180
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	807	161
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	870	93
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	258	32
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	240	56
GNMA, Ser 2015-63, Cl PB
1.750%, 09/20/2043	69	66
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	591	116
GNMA, Ser 2016-123, Cl LM
3.000%, 09/20/2046	375	355
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	217	20
GNMA, Ser 2016-136, Cl A
3.000%, 07/20/2044	877	859
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	641	148
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	422	57
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	328	77
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	976	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	$123	$29
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	415	95
GNMA, Ser 2017-78, Cl AZ
3.000%, 05/20/2047	204	180
GNMA, Ser 2017-80, Cl AZ
3.000%, 05/20/2047	153	137
GNMA, Ser 2017-99, Cl IO, IO
4.000%, 07/20/2047	584	118
GNMA, Ser 2018-13, Cl DB
3.000%, 01/20/2048	595	590

Total Mortgage-Backed Securities (Cost $75,347) ($ Thousands)		75,131

REPURCHASE AGREEMENT(B) — 0.8%
Deutsche Bank
1.320%, dated 01/31/2018, to be repurchased on 02/01/18, repurchaseprice $600,022 (collateralized by GNMA obligations, ranging in par value $131,957 - $454,820, 4.000% 12/20/47; with total market value $612,000)	600	600

Total Repurchase Agreement (Cost $600) ($ Thousands)		600

Total Investments in Securities—100.1% (Cost $75,947) ($ Thousands)		$75,731

42	SEI Daily Income Trust / Annual Report / January 31, 2018

A list of the open futures contracts held by the Fund at January 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	20	Mar-2018	$2,460	$2,432	$(28)
U.S. 5-Year Treasury Note	28	Mar-2018	3,259	3,212	(47)
Ultra 10-Year U.S. Treasury Note	(12)	Mar-2018	(1,604)	(1,562)	42
			$4,115	$4,082	$(33)

Percentages are based on Net Assets of $75,658 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Tri-Party Repurchase Agreement.
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2018 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$75,131	$–	$75,131
Repurchase Agreement	–	600	–	600

Total Investments in Securities	$–	$75,731	$–	$75,731

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$42	$—	$—	$42
Unrealized Depreciation	(75)	—	—	(75)

Total Other Financial
Instruments	$(33)	$—	$—	$(33)

* Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For the year ended January 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2018	43

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2018

	Government Fund	Government II Fund
Assets:
Investments, at value†	$5,056,378	$2,222,417
Repurchase agreements†	2,371,000	–
Cash	33,697	1,582
Receivable from custodian	–	–
Interest receivable	2,296	368
Receivable for investment securities sold	–	–
Receivable for fund shares sold	–	–
Receivable for administration fees	–	–
Receivable for variation margin	–	–
Prepaid expenses	154	42
Total Assets	7,463,525	2,224,409
Liabilities:
Payable for investment securities purchased	148,768	44,630
Income distribution payable	3,987	1,590
Administration fees payable	730	261
Investment advisory fees payable	424	67
Chief Compliance Officer fees payable	11	3
Shareholder servicing fees payable	–	–
Trustees’ fees payable	1	–
Payable for fund shares redeemed	–	–
Payable for variation margin	–	–
Accrued expense payable	313	97
Total Liabilities	154,234	46,648
Net Assets	$7,309,291	$2,177,761
† Cost of investments and repurchase agreements	$7,427,378	$2,222,417
Net Assets:
Paid-in Capital – (unlimited authorization – no par value)	$7,309,341	$2,177,743
Undistributed (Distributions in excess of) net investment income	(11)	18
Accumulated net realized (loss) on investments	(39)	–
Net unrealized (depreciation) on investments	–	–
Net unrealized appreciation (depreciation) on futures contracts	–	–
Net Assets	$7,309,291	$2,177,761
Net Asset Value, Offering and Redemption Price Per Share – Class F	$1.00 ($7,277,765,892 ÷ 7,277,910,841 shares)	$1.00 ($2,177,761,190 ÷ 2,177,842,612 shares	)
Net Asset Value, Offering and Redemption Price Per Share – Class CAA	$1.00 ($31,524,776 ÷ 31,519,906 shares)	N/A
Net Asset Value, Offering and Redemption Price Per Share – Class Y	N/A	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44	SEI Daily Income Trust / Annual Report / January 31, 2018

Treasury Fund		Treasury II Fund		Ultra Short Duration Bond Fund		Short-Duration Government Fund		GNMA Fund

$ 78,056		$ 564,624		$ 307,986		$ 683,772		$ 75,131
33,000		–		7,600		6,000		600
6,046		1,361		1,829		103		68
–		–		–		–		–
34		70		844		1,811		286
–		–		620		64,176		17,925
–		–		1,151		899		44
5		–		–		–		–
–		–		1		117		–
3		13		5		19		2
117,144		566,068		320,036		756,897		94,056

2,975		11,901		9,360		6,969		18,087
45		346		76		285		35
–		63		27		129		14
–		18		26		58		6
–		–		–		1		–
–		–		18		49		17
–		–		–		–		–
–		–		342		958		217
–		–		4		140		5
4		28		24		62		17
3,024		12,356		9,877		8,651		18,398
$114,120		$553,712		$310,159		$748,246		$75,658
$111,056		$564,624		$316,044		$697,942		$75,947

$114,120		$553,699		$328,334		$766,821		$78,319
1		18		7		610		(13)
(1)		(5)		(17,729)		(12,296)		(2,399)
–		–		(458)		(8,170)		(216)
–		–		5		1,281		(33)
$114,120		$553,712		$310,159		$748,246		$75,658

$1.00 ($114,119,876 ÷ 114,185,173 shares	)	$1.00 ($553,712,243 ÷ 553,847,166 shares	)	$9.32 ($262,023,211 ÷ 28,100,473 shares	)	$10.27 ($696,751,510 ÷ 67,835,453 shares	)	$10.24 ($75,582,370 ÷ 7,381,143 shares )

N/A		N/A		N/A		N/A		N/A

N/A		N/A		$9.33 ($48,136,253 ÷ 5,159,758 shares	)	$10.27 ($51,494,897 ÷ 5,014,419 shares	)	$10.23 ($75,695 ÷ 7,397 shares )

SEI Daily Income Trust / Annual Report / January 31, 2018	45

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2018

	Government Fund	Government II Fund
Investment Income:
Interest income	$72,238	$19,410
Total investment income	72,238	19,410
Expenses:
Administration fees	8,805	2,961
Shareholder servicing fees – Class F Shares	19,085	5,056
Shareholder servicing fees – Class CAA Shares	110	–
Investment advisory fees	5,375	1,416
Trustees’ fees	–	31
Chief Compliance Officer fees	33	11
Proxy fees	230	–
Custodian/Wire agent fees	176	64
Registration fees	87	36
Pricing fees	18	6
Printing fees	–	–
Other expenses	1,024	314
Total expenses	34,943	9,895
Less, waiver of:
Investment advisory fees	–	(708)
Administration fees	(462)	(91)
Shareholder servicing fees – Class F Shares	(19,085)	(5,056)
Net expenses	15,396	4,040
Net Investment Income	56,842	15,370
Net Realized and Unrealized Gain (Loss) on/from:
Investments	(11)	18
Futures contracts	–	–
Net change in unrealized appreciation(depreciation) on/from:
Investments	–	–
Futures contracts	–	–
Net Increase in Net Assets Resulting from Operations	$56,831	$15,388

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Daily Income Trust / Annual Report / January 31, 2018

Treasury Fund	Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$989	$5,253	$5,442	$15,185	$2,854

989	5,253	5,442	15,185	2,854

158	833	619	1,600	192
263	1,388	659	1,876	244
–	–	–	–	–
74	389	310	712	87
3	11	5	17	2
1	4	2	6	1
–	–	–	–	–
6	24	10	33	4
2	13	6	23	3
1	2	54	137	–
–	–	23	–	–
34	115	27	158	50
542	2,779	1,715	4,562	583

(37)	(194)	–	–	–
(33)	(85)	(122)	–	–
(263)	(1,388)	(448)	(812)	–
209	1,112	1,145	3,750	583
780	4,141	4,297	11,435	2,271

–	2	730	(1,152)	(324)
–	–	(30)	(1,863)	(2)
–	–	(45)	(7,905)	(1,069)
–	–	(5)	996	(29)
$780	$4,143	$4,947	$1,511	$847

SEI Daily Income Trust / Annual Report / January 31, 2018	47

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2018	2017
Operations:
Net investment Income	$56,842	$11,651
Net realized gain (loss) on investments	(11)	41
Net increase in net assets resulting from operations	56,831	11,692
Dividends and Distributions to Shareholders:
Net investment income
Class F	(56,292)	(11,802)
Class CAA	(334)	(64)
Net realized gains
Class F	–	(81)
Total dividends and distributions	(56,626)	(11,947)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	47,958,619	37,455,225
Reinvestment of dividends & distributions	23,892	4,482
Cost of shares redeemed	(48,580,625)	(31,493,354)
Net increase (decrease) from Class F Transactions	(598,114)	5,966,353
Class CAA:
Proceeds from shares issued	89,182	65,564
Reinvestment of dividends & distributions	332	905
Cost of shares redeemed	(84,880)	(75,586)
Net increase (decrease) from Class CAA Transactions	4,634	(9,117)
Net increase (decrease) in net assets from capital shares transactions	(593,480)	5,957,236
Net increase (decrease) in net assets	(593,275)	5,956,981
Net Assets:
Beginning of year	7,902,566	1,945,585
End of year	$7,309,291	$7,902,566
Undistributed (distributions in excess of) Net Investment Income	$(11)	$(227)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A – Not applicable.

The accompanying notes are an integral part of the financial statements.

48	SEI Daily Income Trust / Annual Report / January 31, 2018

Government II Fund		Treasury Fund		Treasury II Fund
2018	2017	2018	2017	2018	2017

$15,370	$3,067	$780	$261	$4,141	$846
18	35	–	20	2	13
15,388	3,102	780	281	4,143	859

(15,370)	(3,067)	(780)	(261)	(4,142)	(845)
N/A	N/A	N/A	N/A	N/A	N/A

–	(38)	–	(20)	–	(17)
(15,370)	(3,105)	(780)	(281)	(4,142)	(862)

6,118,667	5,684,066	592,584	912,870	1,953,133	2,084,759
4,599	882	490	201	1,631	287
(5,996,921)	(4,861,925)	(584,003)	(1,093,736)	(1,924,359)	(2,256,724)
126,345	823,023	9,071	(180,665)	30,405	(171,678)

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
126,345	823,023	9,071	(180,665)	30,405	(171,678)
126,363	823,020	9,071	(180,665)	30,406	(171,681)

2,051,398	1,228,378	105,049	285,714	523,306	694,987
$2,177,761	$2,051,398	$114,120	$105,049	$553,712	$523,306
$18	$–	$1	$–	$18	$15

SEI Daily Income Trust / Annual Report / January 31, 2018	49

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended January 31,

	Ultra Short Duration Bond Fund
	2018	2017
Operations:
Net investment income	$4,297	$2,623
Net realized gain (loss) on investments and futures contracts	700	60
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(50)	876
Net increase (decrease) in net assets resulting from operations	4,947	3,559
Dividends and Distributions to Shareholders:
Net investment income
Class F	(3,860)	(2,485)
Class Y	(710)	(472)
Net realized gains
Class F	–	–
Class Y	–	–
Total dividends and distributions	(4,570)	(2,957)
Capital share transactions:
Class F:
Proceeds from shares issued	116,899	204,689
Reinvestment of dividends & distributions	3,032	1,953
Cost of shares redeemed	(123,233)	(139,885)
Net increase (decrease) from Class F transactions	(3,302)	66,757
Class Y:
Proceeds from shares issued	6,871	14,248
Reinvestment of dividends & distributions	700	464
Cost of shares redeemed	(4,532)	(6,813)
Net increase (decrease) from Class Y transactions	3,039	7,899
Net Increase (Decrease) in net assets from capital share transactions	(263)	74,656
Net increase (decrease) in net assets	114	75,258
Net Assets:
Beginning of year	310,045	234,787
End of year	$310,159	$310,045
Undistributed (Distributions in Excess of) net investment income	$7	$(332)
Capital Share Transactions:
Class F
Shares issued	12,514	21,974
Reinvestment of distributions	325	210
Shares redeemed	(13,193)	(15,020)
Net increase (decrease) in shares outstanding from Class F Share transactions	(354)	7,164
Class Y
Shares issued	736	1,528
Reinvestment of distributions	75	50
Shares redeemed	(485)	(732)
Net increase (decrease) in shares outstanding from Class Y Share transactions	326	846
Total increase (decrease) in shares outstanding from share transactions	(28)	8,010

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

50	SEI Daily Income Trust / Annual Report / January 31, 2018

Short-Duration Government Fund		GNMA Fund
2018	2017	2018	2017

$11,435	$8,072	$2,271	$1,809
(3,015)	1,429	(326)	485
(6,909)	(5,579)	(1,098)	(2,365)
1,511	3,922	847	(71)

(12,542)	(9,240)	(2,735)	(2,406)
(892)	(605)	(2)	(1)

–	–	–	(1,667)
–	–	–	(1)
(13,434)	(9,845)	(2,737)	(4,075)

247,453	308,546	14,363	56,203
9,210	7,242	2,127	3,343
(345,293)	(312,890)	(55,073)	(61,383)
(88,630)	2,898	(38,583)	(1,837)

13,751	15,823	82	–
882	598	1	1
(11,181)	(18,143)	(56)	(23)
3,452	(1,722)	27	(22)
(85,178)	1,176	(38,556)	(1,859)
(97,101)	(4,747)	(40,446)	(6,005)

845,347	850,094	116,104	122,109
$748,246	$845,347	$75,658	$116,104
$610	$533	$(13)	$3

23,831	29,362	1,372	5,189
887	690	204	313
(33,267)	(29,835)	(5,279)	(5,700)
(8,549)	217	(3,703)	(198)

1,325	1,506	8	–
85	57	–	–
(1,077)	(1,726)	(5)	(2)
333	(163)	3	(2)
(8,216)	54	(3,700)	(200)

SEI Daily Income Trust / Annual Report / January 31, 2018	51

FINANCIAL HIGHLIGHTS

For the years ended January 31, For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Class F
2018	$1.00	$0.01	$–	$0.01	$(0.01)	$(0.01)	$1.00	0.74%	$7,277,766	0.20%	0.45%	0.74%
2017	1.00	–	–	–	–(2)	–(2)	1.00	0.19	7,875,681	0.20	0.56	0.21
2016	1.00	–	–	–	–(2)	–(2)	1.00	0.03	1,909,582	0.12	0.58	0.03
2015	1.00	–	–	–	–(2)	–(2)	1.00	0.02	1,788,290	0.07	0.58	0.02
2014	1.00	–	–	–	–(2)	–(2)	1.00	0.02	1,523,561	0.09	0.58	0.02
Class CAA
2018	$1.00	$0.01	$–	$0.01	$(0.01)	$(0.01)	$1.00	0.74%	$31,525	0.20%	0.45%	0.74%
2017	1.00	–	–	–	–(2)	–(2)	1.00	0.19	26,885	0.20	0.32	0.18
2016(3)	1.00	–	–	–	–(2)	–(2)	1.00	0.01	36,003	0.18	0.58	0.06
Government II Fund
Class F
2018	$1.00	$0.01	$–	$0.01	$(0.01)	$(0.01)	$1.00	0.76%	$2,177,761	0.20%	0.49%	0.76%
2017	1.00	–	–	–	–(2)	–(2)	1.00	0.19	2,051,398	0.20	0.53	0.19
2016	1.00	–	–	–	–(2)	–(2)	1.00	0.02	1,228,378	0.11	0.53	0.02
2015	1.00	–	–	–	–(2)	–(2)	1.00	0.01	1,152,698	0.08	0.53	0.01
2014	1.00	–	–	–	–(2)	–(2)	1.00	0.01	1,246,262	0.09	0.53	0.01
Treasury Fund
Class F
2018	$1.00	$0.01	$–	$0.01	$(0.01)	$(0.01)	$1.00	0.75%	$114,120	0.20%	0.52%	0.74%
2017	1.00	–	–	–	–(2)	–(2)	1.00	0.18	105,049	0.21	0.63	0.14
2016	1.00	–	–	–	–(2)	–(2)	1.00	0.02	285,714	0.10	0.59	0.03
2015	1.00	–	–	–	–(2)	–(2)	1.00	0.01	124,646	0.05	0.58	0.01
2014	1.00	–	–	–	–(2)	–(2)	1.00	0.01	46,315	0.08	0.58	0.01
Treasury II Fund
Class F
2018	$1.00	$0.01	$–	$0.01	$(0.01)	$(0.01)	$1.00	0.74%	$553,712	0.20%	0.50%	0.75%
2017	1.00	–	–	–	–(2)	–(2)	1.00	0.15	523,306	0.20	0.58	0.14
2016	1.00	–	–	–	–(2)	–(2)	1.00	0.01	694,987	0.08	0.58	0.02
2015	1.00	–	–	–	–(2)	–(2)	1.00	0.01	491,209	0.04	0.58	0.01
2014	1.00	–	–	–	–(2)	–(2)	1.00	0.01	440,422	0.06	0.58	0.01

*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(2)	Amount represents less than $0.01 per share.
(3)	Commenced operations on November 20, 2015. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero

52	SEI Daily Income Trust / Annual Report / January 31, 2018

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2018	$9.31	$0.13	$0.02	$0.15	$(0.14)	$–	$(0.14)	$9.32	1.58%	$262,023	0.38%	0.59%	1.38%	59%
2017	9.29	0.09	0.03	0.12	(0.10)	–	(0.10)	9.31	1.33	264,997	0.38	0.68	0.99	89
2016	9.33	0.07	(0.03)	0.04	(0.08)	–	(0.08)	9.29	0.45	197,737	0.38	0.69	0.71	115
2015	9.35	0.06	–	0.06	(0.08)	–	(0.08)	9.33	0.60	255,614	0.38	0.72	0.61	106
2014	9.37	0.06	–	0.06	(0.08)	–	(0.08)	9.35	0.64	271,221	0.38	0.73	0.63	131
Class Y
2018	$9.32	$0.14	$0.01	$0.15	$(0.14)	$–	$(0.14)	$9.33	1.67%	$48,136	0.30%	0.34%	1.46%	59%
2017	9.29	0.10	0.04	0.14	(0.11)	–	(0.11)	9.32	1.52	45,048	0.30	0.43	1.06	89
2016(1)	9.31	0.02	–	0.02	(0.04)	–	(0.04)	9.29	0.19	37,050	0.30	0.44	0.60	115
Short-Duration Government Fund
Class F
2018	$10.43	$0.15	$(0.14)	$0.01	$(0.17)	$–	$(0.17)	$10.27	0.13%	$696,751	0.48%	0.59%	1.42%	169%
2017	10.49	0.10	(0.04)	0.06	(0.12)	–	(0.12)	10.43	0.54	796,540	0.48	0.67	0.91	539
2016	10.55	0.07	(0.05)	0.02	(0.08)	–	(0.08)	10.49	0.22	799,269	0.48	0.69	0.64	245
2015	10.52	0.09	0.04	0.13	(0.10)	–	(0.10)	10.55	1.20	661,101	0.48	0.73	0.85	151
2014	10.62	0.06	(0.06)	0.00	(0.10)	–	(0.10)	10.52	(0.01)	761,739	0.48	0.73	0.56	565
Class Y
2018	$10.43	$0.16	$(0.13)	$0.03	$(0.19)	$–	$(0.19)	$10.27	0.27%	$51,495	0.34%	0.34%	1.56%	169%
2017	10.49	0.11	(0.04)	0.07	(0.13)	–	(0.13)	10.43	0.64	48,808	0.38	0.43	1.02	539
2016	10.55	0.08	(0.05)	0.03	(0.09)	–	(0.09)	10.49	0.32	50,825	0.38	0.44	0.74	245
2015(2)	10.50	0.01	0.05	0.06	(0.01)	–	(0.01)	10.55	0.54	55,017	0.38	0.46	0.97	151
GNMA Fund
Class F
2018	$10.47	$0.24	$(0.18)	$0.06	$(0.29)	$–	$(0.29)	$10.24	0.58%	$75,582	0.60%	0.60%	2.32%	204%
2017	10.82	0.16	(0.16)	0.00	(0.21)	(0.14)	(0.35)	10.47	0.04	116,057	0.63	0.67	1.48	718
2016	10.93	0.15	0.02	0.17	(0.19)	(0.09)	(0.28)	10.82	1.65	122,040	0.63	0.69	1.36	718
2015	10.50	0.11	0.49	0.60	(0.17)	–	(0.17)	10.93	5.79	117,904	0.63	0.69	1.07	758
2014	10.70	0.07	(0.09)	(0.02)	(0.18)	–	(0.18)	10.50	(0.14)	158,672	0.63	0.69	0.68	758
Class Y
2018	$10.46	$0.27	$(0.18)	$0.09	$(0.32)	$–	$(0.32)	$10.23	0.82%	$76	0.36%	0.36%	2.56%	204%
2017	10.81	0.18	(0.15)	0.03	(0.24)	(0.14)	(0.38)	10.46	0.25	47	0.42	0.43	1.69	718
2016(3)	10.76	0.02	0.11	0.13	(0.06)	(0.02)	(0.08)	10.81	1.26	69	0.43	0.45	0.80	718

*	Per share calculations were performed using average shares.

†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on August 25, 2015. All ratios for the period have been annualized.

(2)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2018	53

NOTES TO FINANCIAL STATEMENTS

January 31, 2018

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with seven operational Funds: the Government, Government II, Treasury and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class F shares of the Funds (formerly Class A shares); and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies. On June 24, 2016 the Money Market Fund closed. On July 22, 2016 the Prime Obligation Fund closed.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2018, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

54	SEI Daily Income Trust / Annual Report / January 31, 2018

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2018, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2018, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the fiscal year ended January 31, 2018. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the

SEI Daily Income Trust / Annual Report / January 31, 2018	55

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2018

Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2018, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2018

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

56	SEI Daily Income Trust / Annual Report / January 31, 2018

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2018.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments

SEI Daily Income Trust / Annual Report / January 31, 2018	57

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2018

were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2018, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — As of July 17, 2015, the Fixed Income Funds no longer charge redemption fees. Prior to July 17, 2015, the Funds charged a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceeded a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Ultra Short Duration Bond Fund	$10,000	0.50%
Short-Duration Government Fund	25,000	0.25%
GNMA Fund	10,000	0.25%

For the year ended January 31, 2018, the Fixed Income Funds did not retain any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and ”manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

58	SEI Daily Income Trust / Annual Report / January 31, 2018

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Expense Limitations
Government Fund
Class F	0.07%	0.25%	0.20%	(3)
Class CAA	0.07%	0.25%	0.25%	(2)
Government II Fund
Class F	0.07%	0.25%	0.20%	(2)
Treasury Fund
Class F	0.07%	0.25%	0.20%	(2)
Treasury II Fund
Class F	0.07%	0.25%	0.20%	(2)
Ultra Short Duration Bond Fund
Class F	0.10%(4)	0.25%	0.38%	(1)
Class Y	0.10%(4)	—%	0.30%	(1)
Short-Duration Government Fund
Class F	0.09%(5)	0.25%	0.48%	(1)
Class Y	0.09%(5)	—%	0.38%	(1)
GNMA Fund
Class F	0.09%(5)	0.25%	0.63%	(1)
Class Y	0.09%(5)	—%	0.43%	(1)

(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2018, to be changed only by board approval.
(3)	Represents a contractual cap of .25% of Class F (formerly Class A), effective through May 31, 2018 , to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of ..20 of Class F (formerly Class A) that may be discontinued at any time.
(4)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.
(5)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Previous Administration Fees	Administration Fees as of January 1, 2017
	1/31/16-12/31/16	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
SDIT Government Fund	0.240%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Government II Fund	0.190%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Treasury Fund	0.240%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Treasury II Fund	0.240%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Ultra Short Duration Bond Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
SDIT Short-Duration Government Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
SDIT GNMA Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F (formerly Class A) of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time. The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The Funds did not have any such waivers by class for the year ended January 31, 2018.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BofA Advisors, LLC (formerly Columbia Management Advisors, LLC) as sub-adviser to the Money Market Funds, Logan Circle Partners, L.P. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

SEI Daily Income Trust / Annual Report / January 31, 2018	59

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2018

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2018, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2018, were as follows for the Fixed Income Funds:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$30,670	$64,970	$95,640
Sales	21,849	84,527	106,376
Short-Duration Government Fund
Purchases	1,178,728	75,877	1,254,605

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Sales	1,354,389	99,324	1,453,713

GNMA Fund
Purchases	194,248	2,718	196,966
Sales	235,420	64	235,484

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income, or accumulated net realized gain, as appropriate, in the periods that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, distribution reclassification, and expiration of capital losses have been reclassified to/from the following accounts as of January 31, 2018:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Government II Fund	18	(18)	—
Treasury Fund	1	(1)	—
Treasury II Fund	4	(4)	—
Ultra Short Duration Bond Fund	278	3,364	(3,642)
Short-Duration Government Fund	2,076	(2,076)	—
GNMA Fund	450	(450)	—

Amounts designated as “—“are $0 or have been rounded to $0.

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions during the last two fiscal years was as follows:

60	SEI Daily Income Trust / Annual Report / January 31, 2018

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Government Fund
	2018	$56,626	$—	$56,626
	2017	11,947	—	11,947
Government II Fund
	2018	15,370	—	15,370
	2017	3,105	—	3,105
Treasury Fund
	2018	780	—	780
	2017	281	—	281
Treasury II Fund
	2018	4,142	—	4,142
	2017	862	—	862
Ultra Short Duration Bond Fund
	2018	4,570	—	4,570
	2017	2,957	—	2,957
Short-Duration Government Fund
	2018	13,434	—	13,434
	2017	9,845	—	9,845
GNMA Fund
	2018	2,737	—	2,737
	2017	3,710	365	4,075

As of January 31, 2018, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$6,867	$—	$(39)	$—	$—	$—	$(6,879)	$ (51)
Government II Fund	2,147	—	—	—	—	—	(2,129)	18
Treasury Fund	98	—	—	—	—	—	(98)	—
Treasury II Fund	589	—	—	—	—	(3)	(573)	13
Ultra Short Duration Bond Fund	440	—	(17,724)	—	—	(458)	(437)	(18,179)
Short-Duration Government Fund	1,741	—	(10,734)	—	—	(8,449)	(1,133)	(18,575)
GNMA Fund	181	—	(2,430)	—	—	(225)	(191)	(2,665)

At January 31, 2018, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Amount ($ Thousands)	Expiration
Ultra Short Duration Bond Fund	11,895	1/31/19

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2018, the Ultra Short Duration Government Fund utilized $343,056 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either

SEI Daily Income Trust / Annual Report / January 31, 2018	61

NOTES TO FINANCIAL STATEMENTS (Concluded)

January 31, 2018

short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Government Fund	$39	$–	$39
Ultra Short Duration Bond Fund	11,895	5,829	17,724
Short-Duration Government Fund	2,502	8,232	10,734
GMNA Fund	2,067	362	2,429

During the fiscal year ended January 31, 2018, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2018, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fixed Income Funds at January 31, 2018, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Government Fund	$7,427,378	$—	$—	$—
Government II Fund	2,222,417	—	—	—
Treasury Fund	111,056	—	—	—
Treasury II Fund	564,624	—	—	—
Ultra Short Duration
Bond Fund	320,452	677	(1,135)	(458)
Short-Duration
Government Fund	873,572	4,930	(13,379)	(8,449)
GNMA Fund	80,036	1,069	(1,293)	(224)

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2018, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. INVESTMENT RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2018, SPTC held of record the following:

Government Fund, Cl CAA	100.00%
Government Fund, Cl Y	46.15%
Government II Fund	68.73%
Treasury Fund	92.26%
Treasury II Fund	64.38%
Ultra Short Duration Bond Fund, Cl F	91.89%
Ultra Short Duration Bond Fund, Cl Y	76.87%
Short-Duration Government Fund, Cl F	97.23%
Short-Duration Government Fund, Cl Y	11.11%
GNMA Fund, Cl F	84.81%
GNMA Fund, Cl Y	74.82%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/ or adjustments were required to the financial statements as of January 31, 2018.

62	SEI Daily Income Trust / Annual Report / January 31, 2018

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Shareholders and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the “Funds”), including the schedules of investments, as of January 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 28, 2018

SEI Daily Income Trust / Annual Report / January 31, 2018	63

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

64	SEI Daily Income Trust / Annual Report / January 31, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Member of the advisory board of the Georgia Tech Ivan Allen School of Liberal Arts and the Sam Nunn School of International Affairs, 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Retirement Investment Committee-Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2018	65

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Heath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present. Global Funds Services, March 2005 to June 2006.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

66	SEI Daily Income Trust / Annual Report / January 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2018

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2017 to January 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/17	Ending Account Value 1/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Class F**	$1,000.00	$1,004.60	0.20%	$1.01
Class CAA	1,000.00	1,004.60	0.20	1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.20	0.20%	$1.02
Class CAA	1,000.00	1,024.20	0.20	1.02
Government II Fund
Actual Fund Return
Class F**	$1,000.00	$1,004.70	0.20%	$1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.20	0.20%	$1.02

	Beginning Account Value 8/1/17	Ending Account Value 1/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Treasury Fund
Actual Fund Return
Class F**	$1,000.00	$1,004.60	0.20%	$1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.20	0.20%	$1.02
Treasury II Fund
Actual Fund Return
Class F**	$1,000.00	$1,004.70	0.20%	$1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.20	0.20%	$1.02

SEI Daily Income Trust / Annual Report / January 31, 2018	67

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

January 31, 2018

	Beginning Account Value 8/1/17	Ending Account Value 1/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Ultra Short Duration Bond Fund
Actual Fund Return
Class F**	$1,000.00	$1,004.60	0.38%	$1.93
Class Y	1,000.00	1,006.10	0.30	1.53
Hypothetical 5% Return
Class F**	$1,000.00	$1,023.28	0.38%	$1.95
Class Y	1,000.00	1,023.68	0.30	1.54
Short-Duration Government Fund
Actual Fund Return
Class F**	$1,000.00	$996.00	0.48%	$2.41
Class Y	1,000.00	996.70	0.35	1.75
Hypothetical 5% Return
Class F**	$1,000.00	$1,022.79	0.48%	$2.44
Class Y	1,000.00	1,023.46	0.35	1.77

	Beginning Account Value 8/1/17	Ending Account Value 1/31/18	Annualized Expense Ratios	Expenses Paid During Period *
GNMA Fund
Actual Fund Return
Class F**	$1,000.00	$991.80	0.62%	$3.10
Class Y	1,000.00	992.00	0.37%	1.85
Hypothetical 5% Return
Class F**	$1,000.00	$1,022.09	0.62%	$3.15
Class Y	1,000.00	1,023.35	0.37%	1.88

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

**	Effective January 31, 2018, Class A Shares converted to Class F Shares of the same Fund.

68	SEI Daily Income Trust / Annual Report / January 31, 2018

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 28–29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 28–29, 2017 and September 11–13, 2017. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the

SEI Daily Income Trust / Annual Report / January 31, 2018	69

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and

70	SEI Daily Income Trust / Annual Report / January 31, 2018

profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Daily Income Trust / Annual Report / January 31, 2018	71

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2018, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2018, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2018, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund	0.00%	100.00%	100.00%	68.61%*	99.99%	0.00%
Government II Fund	0.00%	100.00%	100.00%	100.00%*	99.89%	100.00%
Treasury Fund	0.00%	100.00%	100.00%	64.47%*	99.77%	100.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00%*	99.90%	100.00%
Ultra Short Duration Bond Fund	0.00%	100.00%	100.00%	4.45%*	99.91%	0.00%
Short-Duration Government Fund	0.00%	100.00%	100.00%	13.11%*	99.97%	0.00%
GNMA Fund	0.00%	100.00%	100.00%	0.00%*	97.46%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the “*” funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Please consult your tax adviser for proper treatment of this information.

72	SEI Daily Income Trust / Annual Report / January 31, 2018

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Susan Cote

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI	New ways. New answers.®

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-022 (1/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Cote, Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal 2018			Fiscal 2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$139,930	N/A	$0	$136,500	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$341,057	$0	$0	$326,979	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See item 4(g)(1) for a description of the services comprising the fees disclosed in this category.

(e)(1)    The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)    Not Applicable.

(g)(1)    The aggregate non-audit fees and services billed by KPMG for the fiscal years 2018 and 2017 were $341,057 and $326,979, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h)    During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b)) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(a)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 10, 2018

By:	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: April 10, 2018